                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      COUNTRYWIDE CREDIT INDUSTRIES, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                      COUNTRYWIDE CREDIT INDUSTRIES, INC.
- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                           [LOGO OF COUNTRYWIDE(R)]
                           ------------------------
                            CREDIT INDUSTRIES, INC.

                             155 NORTH LAKE AVENUE
                          PASADENA, CALIFORNIA 91101

                                                                   May 31, 1996

Dear Stockholder:

  On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of Countrywide Credit Industries, Inc. The meeting will be held on July 10, 1996 at 10:00 a.m. at the Pasadena Hilton, 150 South Los Robles Avenue, Pasadena, California. The formal notice and proxy statement for this meeting are attached to this letter.

  It is important that you sign, date and return your proxy as soon as possible, even if you currently plan to attend the Annual Meeting. You may still attend the Annual Meeting and vote in person if you desire, but returning your proxy card now will assure that your vote is counted if you are unable to attend. Your vote, regardless of the number of shares you own, is important.

  On behalf of the Board of Directors, I thank you for your cooperation.

                                          Sincerely,

                                          /s/ DAVID S. LOEB

                                          David S. Loeb
                                          Chairman of the Board

                           [LOGO OF COUNTRYWIDE(R)]
                           ------------------------
                            CREDIT INDUSTRIES, INC.

                             155 NORTH LAKE AVENUE
                          PASADENA, CALIFORNIA 91101

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD JULY 10, 1996

                               ----------------

To the Stockholders:

  The Annual Meeting of Stockholders of Countrywide Credit Industries, Inc. (the "Company") will be held at the Pasadena Hilton, 150 South Los Robles Avenue, Pasadena, California on July 10, 1996 at 10:00 a.m., Los Angeles time, and at any adjournment thereof, for the following purposes:

    1. To elect two directors to serve on the Board of Directors for a term expiring at the 1999 Annual Meeting.

    2. To approve the annual cash bonus provisions of the employment agreements of David S. Loeb and Angelo R. Mozilo.

    3. To approve the Company's Annual Incentive Plan.

    4. To approve the Company's Amended and Restated 1993 Stock Option Plan.

    5. To ratify the selection by the Board of Directors of Grant Thornton LLP as independent certified public accountants of the Company for the fiscal year ending February 28, 1997.

    6. To transact such other business as may properly come before the meeting and any adjournment thereof.

  Only stockholders of record at the close of business on May 17, 1996 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or adjournments thereof.

                                          By Order of the Board of Directors

                                                  /s/ SANDOR E. SAMUELS

                                                    Sandor E. Samuels
                                                        Secretary

Dated: May 31, 1996

  YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER PROXY SOLICITATION. PLEASE MAIL YOUR PROXY TODAY.

                           [LOGO OF COUNTRYWIDE(R)]
                           ------------------------
                            CREDIT INDUSTRIES, INC.

                             155 NORTH LAKE AVENUE
                          PASADENA, CALIFORNIA 91101


                                PROXY STATEMENT

                        ANNUAL MEETING OF STOCKHOLDERS

                                 July 10, 1996

                                    GENERAL

  This Proxy Statement is furnished to stockholders of Countrywide Credit Industries, Inc. (the "Company") in connection with the solicitation by its Board of Directors (the "Board") of proxies to be voted at the 1996 Annual Meeting of Stockholders to be held at the Pasadena Hilton, 150 South Los Robles Avenue, Pasadena, California on July 10, 1996 at 10:00 a.m. and at any adjournment thereof (the "Meeting"). The Company expects to mail its proxy soliciting materials for the Meeting on or about June 9, 1996.

  The accompanying proxy may be revoked by a stockholder at any time before it is voted, either by delivering a subsequent proxy or other written notice of revocation to the Company at its above address or by attending the Meeting and voting in person. All shares represented by each properly signed and returned proxy card in the accompanying form, unless revoked, will be voted at the Meeting in accordance with the stockholder's instructions indicated on the proxy card. If no instructions are marked on the proxy card, the shares will be voted in favor of the proposals described in this Proxy Statement.

  The only outstanding voting securities of the Company are shares of its Common Stock, par value $.05 per share ("Common Stock"). Each stockholder of record at the close of business on May 17, 1996 is entitled to notice of and to vote at the Meeting and at any adjournment or adjournments thereof. On that date, there were 102,376,119 shares of Common Stock outstanding, with each share entitled to one vote. The presence, in person or by proxy, of a majority of the shares entitled to vote will constitute a quorum for the Meeting. Abstentions from voting, which may be specified on all matters except the election of directors, will be considered shares present and entitled to vote on a matter and, accordingly, will have the same effect as a vote against a matter. If a broker indicates on a proxy that the broker does not have discretionary authority as to certain shares to vote on a particular matter, such shares will not be considered as present and entitled to vote with respect to that matter and, accordingly, will have no effect on the vote with respect to that matter.

  The Company will pay the cost of the solicitation of proxies, including preparing and mailing the Notice of Annual Meeting, this Proxy Statement and the proxy card. Following the mailing of this Proxy Statement, directors, officers and regular employees of the Company may solicit proxies by telephone, facsimile transmission or other personal contact, for which services such persons will receive no additional compensation. Brokerage houses and other nominees, fiduciaries and custodians who are holders of record of shares of Common Stock will be requested to forward proxy soliciting material to the beneficial owners of such shares and will be reimbursed by the Company for their charges and expenses in connection therewith at customary and reasonable rates. In addition, the Company has retained Morrow & Co., Inc. to assist in the solicitation of proxies for an estimated fee of $8,500, plus reimbursement of expenses.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

  The Company's Bylaws give the Board the power to set the number of directors at no less than three nor more than fifteen. The Company currently has six directors. Directors serve three-year terms which are staggered to provide for the election of approximately one-third of the Board each year. The terms of David S. Loeb and Angelo R. Mozilo expire at the Meeting, and each of them has been nominated for election as a director for a new term which will expire at the 1999 annual meeting.

  Directors will be elected by a plurality of the votes cast at the Meeting. In the absence of contrary instructions, it is the intention of the persons named in the accompanying proxy card to vote for the nominees listed below. In the event that any nominee becomes unavailable for any reason, which the Board does not anticipate, the proxies will be voted for the election of the person, if any, who is designated by the Board to replace the nominee.

  The following table contains information regarding the nominees and the other incumbent directors.

                                                                         DIRECTOR
      NAME                       OCCUPATION                    AGE        SINCE
      ----                       ----------                    ---       --------
              NOMINEES FOR ELECTION AS DIRECTORS--TERM EXPIRING 1999 (CLASS III)
David S. Loeb        Chairman of the Board and                  72         1969
                      President of the Company
Angelo R. Mozilo     Vice Chairman of the Board                 57         1969
                      and Executive Vice
                      President of the Company

              INCUMBENT DIRECTORS--TERM EXPIRING 1997 (CLASS I)
Ben M. Enis          Professor of Marketing,                    54         1984
                      University of Southern
                      California; Los Angeles, CA
Edwin Heller         Attorney, Partner, Fried,                  66         1993
                      Frank, Harris, Shriver & Jacobson;
                      New York, NY

              INCUMBENT DIRECTORS--TERM EXPIRING 1998 (CLASS II)
Robert J. Donato     Executive Vice President,                  56         1993
                      PaineWebber Incorporated;
                      New York, NY
Harley W. Snyder     Chief Executive Officer,                   63         1991
                      Harley Snyder Companies;
                      Valparaiso, IN


  David S. Loeb is co-founder of the Company and has been Chairman of the Board and President of the Company since its formation in March 1969. Mr. Loeb has been Chairman of the Board of Directors and Chief Executive Officer of CWM Mortgage Holdings, Inc. ("CWM"), formerly known as Countrywide Mortgage Investments, Inc., a publicly-held real estate investment trust managed by the Company, since its inception in September 1985.

  Angelo R. Mozilo is co-founder of the Company and has been Vice Chairman of the Board and Executive Vice President of the Company since its formation in March 1969. Mr. Mozilo has been President of CWM since its inception in September 1985 and a director since October 31, 1985.

  Robert J. Donato is the Executive Vice President, Director of Regional Institutional Sales for PaineWebber Incorporated. Mr. Donato has been employed by PaineWebber Incorporated for more than five years.

  Ben M. Enis has been a Professor of Marketing, University of Southern California, Los Angeles, California since 1982. He is also a director of Protection One, Inc.

  Edwin Heller is an attorney and has been a partner in the law firm of Fried, Frank, Harris, Shriver & Jacobson for more than five years.

  Harley W. Snyder is, and for more than five years has been, President of the following companies: HSC, Inc., a real estate and development company; Harley Snyder Co., Inc.--Construction and S-W Corporation. He is a director of Bank One, Merrillville, NA and serves on the Board of Trustees of both Porter Memorial Hospital and Valparaiso University. Mr. Snyder was President of the National Association of Realtors in 1983 and has served as a director of that group since 1972.

  THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES.

BOARD AND COMMITTEE MEETINGS

  During the fiscal year ended February 29, 1996 ("fiscal 1996"), the Board held 11 meetings. The Board maintains Audit, Nominating, Compensation and Strategic Planning Committees. The committees' specific responsibilities are summarized below. Each Board member attended 75% or more of the meetings of the Board and the committees on which he served that were held during the fiscal year ended February 29, 1996.

    1. The Audit Committee consults with and reviews the reports and recommendations of the Company's independent certified public accountants and reports thereon to the Board, meets with the Company's internal auditors to review policy and procedural matters and meets with management on financial matters. Messrs. Donato (chairman), Enis and Snyder are members of this committee which met four times during the fiscal year ended February 29, 1996.

    2. The Nominating Committee considers nominees for directors suggested by stockholders. Stockholders wishing to nominate directors must comply with
  Section 12 of the Company's Bylaws, which requires certain information to be provided in connection with the submission of stockholder nominations and sets forth certain timing requirements with respect thereto. Messrs. Enis (chairman) and Heller are members of this committee which did not meet during the fiscal year ended February 29, 1996.

    3. The Compensation Committee determines matters relating to compensation of the Chairman of the Board and President and the Vice Chairman of the Board and Executive Vice President of the Company (Messrs. Loeb and Mozilo) as well as the five highest compensated executive officers and administers each of the Company's stock option plans. Messrs. Snyder (chairman), Donato and Enis are members of this committee. The Compensation Committee met six times during the fiscal year ended February 29, 1996.

    4. The Strategic Planning Committee examines the Company's role in both the industries in which it operates and the general marketplace as well as other issues relating to the Company's operations and governance. Messrs. Heller (chairman), Donato and Enis are members of this committee which held three meetings during the fiscal year ended February 29, 1996.

COMPENSATION OF DIRECTORS

  Each director of the Company who is not an employee of the Company receives an annual fee for serving on the Board and any of its committees and is entitled to reimbursement for his expenses incurred in attending meetings of the Board and its committees. Directors who are Company employees are not paid any fees as such for serving on the Board and its committees. During the fiscal year ended February 29, 1996, the annual fee was $45,000, and, in addition, the chairman of each committee will receive an additional $3,500 per committee. Each director of the Company who is not an employee is entitled to receive a non-discretionary stock option grant each year. The number of shares subject to the option is determined pursuant to a formula based on earnings per share contained in the applicable stock option plan. On June 1, 1995, each director except Mr. Heller received a stock option grant of 3,711 shares at an exercise price of $18.56. In accordance with a policy of his law firm, Mr. Heller elected not to receive an option grant for that year. These options become exercisable one year after the grant date.

  The Company maintains a plan whereby each director who is not an employee can elect to defer all or a part of his director's fees until a predetermined date, with the Company agreeing to credit interest on the amount deferred. Messrs. Donato and Snyder deferred fees during the year ended February 29, 1996. The interest rate credited to fees which are deferred under the plan is a rate equal to either (i) the Moody's Seasoned Corporate Bond Index or (ii) the Company's after-tax return on weighted average equity based on the most recently published earnings for a four fiscal quarter period (but limited to a minimum of 50% and a maximum of 150% of the Moody's Seasoned Corporate Bond Index).

DIRECTOR EMERITUS

  The Company maintains the position of Director Emeritus for non-employee directors of the Company who have retired from the Board after having attained the age of 65 (age 63 for directors serving on the Board on February 11, 1987). Individuals who accept appointment to the position of Director Emeritus are required to agree to provide advisory and consulting services on certain business matters concerning the Company and its subsidiaries as the Board may determine and to attend meetings as requested by the Board at mutually convenient times. Such individuals are also required to agree to refrain from entering into an employment or consulting agreement with, or from supplying any information or materials to, any competitor of the Company or its subsidiaries. Each such individual receives compensation paid on a monthly basis based on the number of years of service as a director and the amount of director's fees paid to him during the last month of service as a director prior to his retirement in accordance with the following schedule:

                                                                 MONTHLY
           YEARS OF SERVICE                                   COMPENSATION
           ----------------                                   ------------
                5 years                                    45% of last month's
                                                           director's fees
               10 years                                    70% of last month's
                                                           director's fees
               15 years                                    95% of last month's
                                                           director's fees

  The term of the Director Emeritus position is for the life of the individual. In the event the individual dies while serving the Company prior to receiving five full years of compensation as a Director Emeritus, a death benefit is payable in a lump sum to his estate in the maximum amount of one year's compensation for serving as a Director Emeritus. The Company currently has three individuals in the position of Director Emeritus: Nathan Supak who retired in April 1987 and is paid $2,533 per month, Victor R. Witt who retired in August 1993 and is paid $3,048 per month, and Jack L. Bruckner who retired in July 1994 and is paid $2,246 per month.

                              EXECUTIVE OFFICERS

  The executive officers of the Company selected at the annual organizational meeting of the Board of Directors held July 12, 1995 to serve at the pleasure of the Board of Directors or subsequently appointed are as follows:

                                                                       EMPLOYED
      NAME        AGE                      OFFICE                       SINCE
      ----        ---                      ------                      --------
David S. Loeb     72  Chairman of the Board and President                1969
Angelo R. Mozilo  57  Vice Chairman of the Board and Executive Vice
                      President                                          1969
Stanford L.       43  Senior Managing Director and Chief Operating
 Kurland              Officer                                            1979
Kevin W.
 Bartlett         38  Managing Director--Secondary Markets               1986
Andrew S.
 Bielanski        45  Managing Director--Marketing                       1995
Thomas H. Boone   41  Managing Director--Loan Administration             1984
Carlos M. Garcia  40  Managing Director--Finance, Chief Financial
                      Officer and Chief Accounting Officer               1984
Marshall M.
 Gates            44  Managing Director--Production Operations           1988
Sidney Lenz       54  Managing Director                                  1974
David Sambol      36  Managing Director--Capital Markets                 1985
Sandor E.         43  Managing Director--Legal, General Counsel and
 Samuels              Secretary                                          1990
Gail Thakarar     52  Managing Director--Human Resources                 1993

  David S. Loeb is co-founder of the Company and has been President and Chairman of the Board of the Company since its formation in March 1969. Mr. Loeb has been Chairman of the Board and Chief Executive Officer of CWM since its inception in September 1985.

  Angelo R. Mozilo is co-founder of the Company and has been Executive Vice President and Vice Chairman of the Board of the Company since its formation in March 1969. Mr. Mozilo has been President of CWM since its inception in September 1985 and a director since October 31, 1985.

  Stanford L. Kurland joined the Company as a Senior Vice President in 1979. He became Chief Financial Officer in 1983 and Managing Director in 1988. He was Senior Managing Director, Chief Financial Officer and Chief Operating Officer from 1989 until March 1995 when he became Senior Managing Director and Chief Operating Officer.

  Kevin W. Bartlett joined the Company in 1986. He became a Managing Director in May 1991.

  Andrew S. Bielanski joined the Company in June 1995 as Managing Director-- Marketing. He is an 18-year veteran of the advertising industry. His most recent advertising experience included serving as Managing Director of DMB&B for Eastern Europe from 1990 to 1993 and Managing Director for Lord, Dentsu & Partners from 1993 to 1995.

  Thomas H. Boone joined the Company as a Vice President in 1984 and became a Managing Director in 1988.

  Carlos M. Garcia joined the Company as Vice President, Finance and Chief Accounting Officer in 1984. He became Senior Vice President in 1986 and Managing Director--Chief Accounting Officer in 1990. He became Managing Director--Finance, Chief Financial Officer and Chief Accounting Officer in March 1995.

  Marshall M. Gates joined the Company in 1988. He served as an officer of the Company's insurance subsidiary and in 1990 was appointed Managing Director-- Production Support and Administration. His title was changed to Managing Director--Production Operations in 1994.

  Sidney Lenz joined the Company in 1974 and became a Managing Director in March 1995. In 1994 she became president of the Company's subsidiaries engaged in the title agency business. She previously served as an executive vice president of the Company's mortgage banking subsidiary.

  David Sambol joined the Company in 1985 and became Managing Director-- Capital Markets in July 1994. He also is the president of the Company's subsidiary engaged in brokering purchases and sales of mortgage loan servicing.

  Sandor E. Samuels joined the Company in 1990 as Senior Vice President, General Counsel and Secretary. He was appointed Managing Director--Legal, General Counsel and Secretary in May 1991.

  Gail Thakarar joined the Company in January 1993 as Senior Vice President and became Managing Director--Human Resources in November 1993. From 1989 to 1992 Ms. Thakarar was the Director of Human Resources for Transtechnology Corporation. Her prior experience included human resources management positions with Beverly Enterprises, Occidental Petroleum Corporation and General Electric Company.

                            PRINCIPAL STOCKHOLDERS

  The following table shows, with respect to each person or entity known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock as of April 1, 1996, (i) the number of shares of Common Stock so owned and (ii) the percentage of all shares outstanding represented by such ownership (based upon the number of shares outstanding as of April 1, 1996).

       NAME AND ADDRESS OF
           BENEFICIAL                                       NUMBER OF  PERCENT
              OWNER                                           SHARES   OF CLASS
       -------------------                                  ---------- --------
      Neuberger & Berman(1)................................ 12,262,042   12.0%
      605 Third Avenue
      New York, New York 10158
      Oppenheimer Group, Inc.(2)........................... 10,552,111   10.3
      Oppenheimer Tower, World Financial Center
      New York, New York 10281

- --------
(1) Based upon a Schedule 13G dated March 27, 1996 filed with the Securities and Exchange Commission.
(2) Based upon a Schedule 13G dated April 8, 1996 filed with the Securities and Exchange Commission.

                       SECURITY OWNERSHIP OF MANAGEMENT

  The following information sets forth the number of shares of the Company's Common Stock beneficially owned as of April 1, 1996 by each of the directors, including the nominees for election as directors; the Chairman of the Board and President; the four other most highly compensated executive officers; and all directors and executive officers as a group.

         NAME OR NUMBER OF        NUMBER OF                            PERCENT
         PERSONS IN GROUP        SHARES OWNED   OPTIONS(1)   TOTAL   OF CLASS(2)
         -----------------       ------------   ---------- --------- -----------
   David S. Loeb................  1,771,035       515,854  2,286,889    2.2 %
   Angelo R. Mozilo.............    428,081(3)    552,034    980,115     --
   Robert J. Donato.............     37,000        20,898     57,898     --
   Ben M. Enis..................     37,846        53,898     91,744     --
   Edwin Heller.................        717             0        717     --
   Harley W. Snyder.............     12,285        53,898     66,183     --
   Stanford L. Kurland..........     80,159       264,309    344,468     --
   David Sambol.................      2,669        38,111     40,780     --
   Carlos M. Garcia.............     64,557       191,114    255,671     --
   All directors and executive
    officers as a group
    (16 persons)................  2,534,189     2,072,107  4,606,296    4.5

- --------
(1) Represents shares subject to stock options that are exercisable on April 1, 1996 or become exercisable within 60 days of April 1, 1996.
(2) Percentage information is omitted for individuals who own less than one percent of the outstanding shares of Common Stock and shares deemed outstanding due to exercisable options.
(3) Includes 723 shares owned by Mr. Mozilo's spouse as to which Mr. Mozilo disclaims beneficial ownership.

                            EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

  The following table sets forth the cash compensation paid by the Company and its subsidiaries to the Chairman of the Board and President and the four other most highly compensated executive officers of the Company for all services in all capacities during the years indicated.

                          SUMMARY COMPENSATION TABLE

                                                                 LONG-TERM
                                                                COMPENSATION
                                                                ------------
                                           ANNUAL COMPENSATION     AWARDS
                            FISCAL YEAR    -------------------- ------------
   NAME AND PRINCIPAL          ENDED                            STOCK OPTION    ALL OTHER
        POSITION          FEBRUARY 28 (29)  SALARY     BONUS     SHARES(1)   COMPENSATION(2)
- ------------------------- ---------------- --------- ---------- ------------ ---------------
David S. Loeb                   1996       $ 966,000 $2,256,870   179,246       $308,845
Chairman of the Board and       1995         878,000  1,121,053   362,226        327,896
President                       1994         798,000  2,265,461   283,806         62,452

Angelo R. Mozilo                1996         961,000  2,256,870   179,246        158,663
Vice Chairman of the            1995         873,000  1,121,053   362,226        140,524
Board and Executive Vice        1994         793,000  2,265,461   283,806         84,383
President

Stanford L. Kurland             1996         566,667    750,000    48,000         71,577
Senior Managing Director        1995         475,000    400,000    77,000         75,576
and Chief Operating             1994         450,000    530,000    60,000         25,847
Officer

David Sambol                    1996         287,500    500,000    10,000         26,884
Managing Director--             1995         250,000    500,000    19,000         23,130
Capital Markets

Carlos M. Garcia                1996         291,250    300,000    22,000         36,195
Managing Director--             1995         265,000    150,000    44,000         35,545
Finance, Chief Financial        1994         255,000    192,000    34,500         15,403
Officer and Chief
Accounting Officer

- --------
(1) The number of shares subject to stock option grants for fiscal years prior to 1996 has been adjusted for a 3 for 2 stock split in May 1994 and a 5% stock dividend in April 1993, as applicable.
(2) Amounts shown for fiscal 1996 consist of the following: (i) Mr. Loeb:
    Company contribution to deferred compensation account--$169,050; the portion of interest accrued on deferred compensation that exceeds 120% of the applicable federal rate--$6,735; life insurance premiums--$133,060;
    (ii) Mr. Mozilo: Company contribution to 401(k) Plan--$4,425; Company contribution to deferred compensation account--$144,150; the portion of interest accrued on deferred compensation that exceeds 120% of the applicable federal rate--$10,088; (iii) Mr. Kurland: Company contribution to 401(k) Plan--$4,260; Company contribution to deferred compensation account--$35,625; the portion of interest accrued on deferred compensation that exceeds 120% of the applicable federal rate--$4,115; life insurance premiums--$27,577; (iv) Mr. Sambol: Company contribution to 401(k) Plan-- $4,620; Company contribution to deferred compensation account--$6,250; the portion of interest accrued on deferred compensation that exceeds 120% of the applicable federal rate--$1,392; life insurance premiums--$14,622; and
    (v) Mr. Garcia: Company contribution to 401(k) Plan--$4,620; Company contribution to deferred compensation account--$17,040; the portion of interest accrued on deferred compensation that exceeds 120% of the applicable federal rate--$2,006; life insurance premiums--$12,529.

  The following table sets forth information on the stock options granted to the named executive officers in the fiscal year ended February 29, 1996.

                    STOCK OPTION GRANTS IN FISCAL YEAR 1996

                                                   INDIVIDUAL GRANTS
                         ----------------------------------------------------------------------
                           NUMBER OF
                          SECURITIES     % OF TOTAL
                          UNDERLYING   OPTIONS GRANTED   EXERCISE
                            OPTIONS     TO EMPLOYEES      PRICE     EXPIRATION    GRANT DATE
          NAME           GRANTED(#)(1) IN FISCAL YEAR  ($/SHARE)(2)    DATE    PRESENT VALUE(3)
          ----           ------------- --------------- ------------ ---------- ----------------
David S. Loeb...........    179,246         16.3%         $18.56     6/01/05      $1,442,882
Angelo R. Mozilo........    179,246         16.3           18.56     6/01/05       1,442,882
Stanford L. Kurland.....     48,000          4.4           18.56     6/01/05         386,387
David Sambol............     10,000          0.9           18.56     6/01/05          80,497
Carlos M. Garcia........     22,000          2.0           18.56     6/01/05         177,094

- --------
(1) Options become exercisable at the rate of 25% on the first, second, third and fourth anniversary of the grant date, except in the event of a "Change of Control" as defined in the relevant stock option plan. Upon a Change of Control, all options become immediately exercisable.
(2) The exercise price is not less than the market value of the Common Stock on the date of grant. Options were granted on June 1, 1995.
(3) The present value of the options as of the grant date was calculated using the Black-Scholes options pricing model which has been modified to consider estimated cash dividends to be paid. The assumptions used in the model were: expected volatility of 30%, risk-free rate of return (approximately equal to the ten year Treasury rate at the grant date) of 6.2%, dividend yield of 2.0% and time to exercise of ten years. No discounting was done to account for non-transferability or vesting. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised.

  The following table sets forth information on stock option exercises during the fiscal year and outstanding options and their value at February 29, 1996. Value is calculated as the difference between the fair market value of the Common Stock and the exercise price of the options at the exercise date or fiscal year end.

              OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                                                      NUMBER OF SECURITIES
                                                     UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                                                           OPTIONS AT          IN-THE-MONEY OPTIONS AT
                             SHARES                   FEBRUARY 29, 1996(#)      FEBRUARY 29, 1996($)
                            ACQUIRED       VALUE    ------------------------- -------------------------
          NAME           ON EXERCISE(#) REALIZED($) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----           -------------- ----------- ----------- ------------- ----------- -------------
David S. Loeb...........          0      $      0     316,805      630,362    $1,218,690   $2,300,527
Angelo R. Mozilo........          0             0     352,983      630,363     1,487,894    2,300,534
Stanford L. Kurland.....          0             0     264,307      151,610     3,069,113      581,757
David Sambol............     20,000       342,021      38,113       35,688       230,832      139,096
Carlos M. Garcia........          0             0     191,111       81,307     2,524,192      318,230

DEFINED BENEFIT PENSION PLAN

  The following table illustrates annual pension benefits under the Company's Defined Benefit Pension Plan (the "Pension Plan") for participants retiring in 1996 at age 65 payable in the form of a life annuity under various levels of compensation and years of service. The pension benefits in the table are not subject to deduction for Social Security or other offset amounts.

                              PENSION PLAN TABLE


                                                    YEARS OF SERVICE
    FINAL AVERAGE                        ---------------------------------------
   COMPENSATION(1)                         10      15      20      25      30
   ---------------                       ------- ------- ------- ------- -------
    $  125,000.........................  $12,850 $30,980 $39,100 $47,230 $55,360
       250,000.........................   15,850  44,670  60,000  75,320  90,640
       500,000.........................   15,850  44,670  60,000  75,320  90,640
       750,000.........................   15,850  44,670  60,000  75,320  90,640
     1,000,000.........................   15,850  44,670  60,000  75,320  90,640

- --------
(1) As the result a limitation, effective January 1, 1994, under the Internal Revenue Code of 1986, as amended (the "Code") annual compensation in excess of $150,000 is not taken into account when calculating benefits under the Pension Plan.

  The compensation used for Pension Plan purposes is the amount shown in the Salary column of the Summary Compensation Table, subject to the $150,000 limitation under the Code. The following table sets forth the number of years of credited service of each executive officer listed in the Summary Compensation Table.

                                                                       CREDITED
                                                                       YEARS OF
              NAME                                                     SERVICE
              ----                                                     --------
        David S. Loeb.................................................    27
        Angelo R. Mozilo..............................................    27
        Stanford L. Kurland...........................................    16
        David Sambol..................................................    10
        Carlos M. Garcia..............................................    11

  Benefits are 100% vested after five years of service. A participant shall be fully vested in his accrued normal retirement benefit regardless of his length of service if his employment is terminated by the Company other than for "Cause" within the two-year period following a "Change in Control" (as both items are defined in the Pension Plan).

  The Company adopted a Supplemental Executive Retirement Plan (the "SERP"), effective in fiscal 1995, designed to provide executives with retirement income equal to 70% of their average annual salary determined by averaging the five highest salaried years out of the ten years preceding retirement. Benefits under the SERP are reduced by benefits the participant receives from
(i) the Pension Plan and (ii) the Company's contributions to the participant's deferred compensation account. The annual benefit under the SERP will be:
Messrs. Mozilo, Kurland, Sambol and Garcia (assuming retirement at age 65) $239,219, $207,209, $348,485 and $87,308, respectively; and Mr. Loeb (assuming retirement at age 80) $201,483.

CHANGE OF CONTROL ARRANGEMENTS

  The SERP provides for a lump sum payment to a participant, including an executive officer listed in the Summary Compensation Table, in the event of a "Change in Control" (as defined in the SERP). The lump sum payment is to be made within 60 days of the Change in Control, and the amount paid is to be determined as if employment terminated on the date the Change in Control became effective.

EMPLOYMENT AGREEMENTS

 David S. Loeb and Angelo R. Mozilo

  Effective March 1, 1991, the Company entered into employment agreements with David S. Loeb, Chairman of the Board and President of the Company, and Angelo
R. Mozilo, Vice Chairman of the Board and Executive Vice President of the Company (individually, an "Officer"), providing for certain compensation, death, disability and termination benefits (the "Current Agreements").

  The Current Agreements were amended and restated by the Board and executed by the Officers as of March 26, 1996 (the "Restated Agreements"), subject to the approval of the Company's stockholders at the Meeting of (i) the provisions of the Restated Agreements relating to the annual cash bonus payable to the Officers and (ii) the amendments to the 1993 Stock Option Plan. See "Proposal Two" and "Proposal Four." If stockholders approve both Proposals Two and Four, the Restated Agreements, as described below, will become effective as of the date of such approvals. In the absence of such approvals, the Current Agreements, as described below, will remain in effect.

  The Current Agreements. The Current Agreements provide for the retention of each Officer's services for the period commencing March 1, 1991 and terminating on February 28, 1997. The Current Agreements were amended during the fiscal year ended February 28, 1993 to, among other things, give the Company the option to extend the Current Agreements for an additional year at the same rate of increase of base salary.

  Mr. Loeb's Current Agreement provides for a base annual salary of $966,000 for the fiscal year ended February 28, 1996, increasing by 10% to $1,063,000 for the fiscal year ending February 28, 1997. Mr. Mozilo's Current Agreement provides for a base annual salary of $961,000 for the fiscal year ended February 28, 1996, increasing by 10% to $1,058,000 for the fiscal year ending February 28, 1997.

  The Current Agreements provide for additional incentive compensation in each year during the term thereof beginning in the fiscal year ended February 28, 1994 in the form of an annual cash bonus pursuant to a formula that multiplies the prior year's bonus by the ratio of the current year's earnings per share over that of the previous year (the "Performance Ratio"). The Current Agreements also provide for additional incentive compensation in the form of grants of stock options under the 1991 Stock Option Plan or any other stock option plans which may be or come into effect pursuant to a formula that multiplies the prior year's stock option grant by the Performance Ratio. See "Executive Compensation--Stock Option Grants in Fiscal Year 1996." The Current Agreements provide that each Officer is also entitled to all rights and benefits for which he is otherwise eligible under any plans or benefits which the Company or its subsidiaries may provide for him or, provided he is eligible to participate therein, for senior officers or employees generally.

  The Current Agreements provide that in the event of the disability of the Officer, he shall receive compensation in an annual amount equal to (i) 50% of his then current salary, minus (ii) the amount of any cash payments to him under the terms of the Company's disability insurance or other disability benefit plans or the Company's Pension Plan and any compensation he may receive pursuant to any other employment. These payments shall be made until the earlier of the Officer's death, commencement of benefits under the Company's pension plan or five years from the date of the disability. The Company is also required to afford each Officer during the disability period other employment benefits to which he otherwise would be entitled. In the event of the death of the Officer during the term of his Current Agreement, the Company shall pay to his beneficiary an amount equal to the Officer's salary for 12 months following the date of death and shall provide to such beneficiary certain other rights or benefits to which the Officer would otherwise be entitled.

  If the Officer is terminated for "Cause" or resigns voluntarily without "Good Reason," all of his rights under the Current Agreement shall terminate. "Cause" is defined as (i) a material breach of the Current Agreement by the Officer which is committed in bad faith or without reasonable belief that such breach is in the best interests of the Company and which is not remedied within a reasonable period of time after receipt of written notice from the Company specifying such breach, (ii) the Officer's conviction by a court of competent jurisdiction of a felony or (iii) entry of an order duly issued by any federal or state regulatory agency having jurisdiction in the matter removing the Officer from office with the Company or its subsidiaries or permanently prohibiting him from participating in the conduct of the affairs of the Company and its subsidiaries.

  If (i) the Officer is terminated without Cause or (ii) the Officer terminates his employment because (a) the Company breaches the Current Agreement in a material respect or (b) the Board elects a person other than the Officer to his current position without his consent or reorganizes management so as to require him to report to a person or persons other than the Board or otherwise in the Officer's judgment diminishes the Officer's status, title, position and responsibilities or (iii) the Officer terminates his employment for any reason within one year of a "change in control," then the Company shall pay him three times the sum of his then-existing base salary and incentive compensation paid for the prior fiscal year. Under the Current Agreements, a change in control is deemed to have occurred upon the happening of: (1) the acquisition of 50% of the Company's voting securities; (2) the approval of the Company's stockholders of (i) certain mergers or consolidations of the Company with or into another corporation, (ii) a plan of liquidation or dissolution of the Company or (iii) the sale or other disposition of all or substantially all of the Company's assets, or (3) the individuals who constituted the Board as of March 1, 1991 (including members of the Board who assumed ofice after March 1, 1991 and whose election was approved by at least two-thirds of the members of the Board, but excluding any member whose initial assumption of office occurred as the result of a proxy contest or solicitation) cease to constitute at least two-thirds of the members of the Board. "Good Reason" is defined as any termination under either clause (ii) or (iii) of the first sentence of this paragraph. Under certain circumstances, this provision of each Officer's Current Agreement may result in a payment being made which is not tax deductible by the Company as compensation pursuant to the Code.

  The Restated Agreements. The Restated Agreements are similar to the Current Agreements in all material respects except as described below.

  Term/Salary. Under the Restated Agreements, the term of employment would be extended to February 28, 2001 at an annual salary of $1,300,000.

  Annual Bonus. The Compensation Committee would be permitted to reduce the annual cash bonus for any fiscal year in which there has been a substantial distortion to earnings per share as a result of an acquisition, divestiture or change in accounting standards. See "Proposal Two."

  Stock Options. The Restated Agreements provide that, in lieu of the annual grant of stock options in respect of the fiscal years ending in 1997, 1998 and 1999, the Company would grant to each Officer stock options in respect of 1,000,000 shares of Common Stock. Such grant would be made on the first business day following the Meeting and would vest ratably on each of the first three anniversaries of the grant date. The Restated Agreements also authorize the Compensation Committee to grant stock options, in amounts to be determined by the Compensation Committee, to each Officer in respect of the fiscal years ending in 2000 and 2001.

  Disability. Under the Restated Agreements, in the event of the termination of the Officer's employment by reason of his disability, he would continue to receive annual compensation (the amount of which is determined under the Restated Agreement) until the earlier of the Officer's death or five years from the date of the disability.

  Benefits Upon Termination in Certain Circumstances. Under the Restated Agreements, in the event the Company terminates the Officer's employment without Cause or the Officer terminates employment for Good Reason, the Company would continue for a period of three years to provide all health, disability and welfare type benefits in addition to paying the amounts described under "Current Agreements."

  Change in Control. The definition of change in control in the Restated Agreements would differ from that in the Current Agreements by, among other things, reducing from 50% to 25% the threshold percentage of shares that must be acquired to trigger a change in control. Under the Restated Agreements, a change in control would also occur upon the acquisition of 25% of the Company's Common Stock, whereas previously, an acquisition of 25% of all of the Company's voting securities was required.

 Stanford L. Kurland

  The Company has entered into an employment agreement with Stanford L. Kurland, Senior Managing Director and Chief Operating Officer of the Company and President of Countrywide Home Loans, Inc., a wholly-owned subsidiary of the Company, providing for certain compensation, death, disability and termination benefits (the "Agreement"). The Agreement is effective as of the date of the Meeting (the "Effective Date"), subject to the approval by the Company's stockholders at the Meeting of (i) the Company's Annual Incentive Plan and (ii) the amendments to the 1993 Stock Option Plan. See "Proposal Three" and "Proposal Four." In the absence of the approval of either Proposal Three or Proposal Four, the Agreement shall be null and void.

  The Agreement provides for the retention of Mr. Kurland's services for the period commencing on the Effective Date and terminating on February 28, 1999. The Agreement provides for a base annual salary of $675,000 (the "Annual Rate") for the fiscal year ending February 28, 1997. In respect of the fiscal years ending in 1998 and 1999, the Annual Rate may be increased by the Compensation Committee, based on the recommendation of Mr. Mozilo, by no less than 5% and no more than 10% each year.

  The Agreement provides for additional incentive compensation in respect of each fiscal year ending during the term thereof in the form of an annual cash bonus pursuant to the terms and conditions of the Annual Incentive Plan. Specifically it provides that Mr. Kurland's target bonus under the Annual Incentive Plan for each fiscal year is $650,000, and Mr. Kurland may be awarded from 0% to 275% of the target, subject to the satisfaction of certain earnings per share and return on equity goals. See "Proposal Three." The Agreement also provides for additional incentive compensation in the form of grants of stock options under the 1993 Stock Option Plan or any other stock option plans which may be or come into effect. In respect of each fiscal year ending during the term of the Agreement, Mr. Kurland will be granted options for no less than 75,000 and no greater than 175,000 shares of the Company's Common Stock. These numbers would be adjusted proportionately in the event the Company (A) declares a stock dividend on its Common Stock, (B) subdivides its outstanding Common Stock, (C) combines the outstanding shares of its Common Stock into a smaller number of shares of Common Stock or (D) issues any shares of its Common Stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation). The Agreement further provides that Mr. Kurland is entitled to all rights and benefits for which he is otherwise eligible under any plans or benefits which the Company or its subsidiaries may provide for him or, provided he is eligible to participate therein, for senior officers or employees generally.

  The Agreement provides that in the event of his disability, Mr. Kurland shall receive compensation in an annual amount equal to (i) 50% of his then current salary, minus (ii) the amount of any cash payments to him under the terms of the Company's disability insurance, other disability benefit plans or the Company's Pension Plan and any compensation he may receive pursuant to any other employment. These payments shall be made until the earlier of his death or five years from the date of the disability. The Company is also required to afford

Mr. Kurland during the disability period other employment benefits to which he otherwise would be entitled. In the event of Mr. Kurland's death during the term of the Agreement, the Company shall pay to his beneficiary an amount equal to his salary for 12 months following the date of death and shall provide to such beneficiary certain other rights or benefits to which Mr. Kurland would otherwise be entitled.

  If Mr. Kurland is terminated for "Cause" or resigns voluntarily without "Good Reason," all of his rights under the Agreement terminate. "Cause" is defined as (i) a material breach of the Agreement by Mr. Kurland which is committed in bad faith or without reasonable belief that such breach is in the best interests of the Company and which is not remedied within a reasonable period of time after receipt of written notice from the Company specifying such breach, (ii) Mr. Kurland's conviction by a court of competent jurisdiction of a felony or (iii) entry of an order duly issued by any federal or state regulatory agency having jurisdiction in the matter removing Mr. Kurland from office with the Company or its subsidiaries or permanently prohibiting him from participating in the conduct of the affairs of the Company and its subsidiaries.

  If during the term of the Agreement Mr. Kurland is terminated without Cause, then (i) until February 28, 1999 or the second anniversary of Mr. Kurland's termination date, whichever is later (the "Severance Period"), the Company shall continue to pay Mr. Kurland his annual base salary, at the rate in effect on his termination date and shall provide the other rights and benefits to which Mr. Kurland would otherwise be entitled, (ii) the Company shall pay Mr. Kurland, in respect of each fiscal year ending during the Severance Period, an amount equal to Mr. Kurland's annual incentive compensation under the Annual Incentive Plan in respect of the fiscal year immediately preceding the fiscal year in which Mr. Kurland is terminated (the "Bonus Rate"); provided, however, that in the event the Severance Period ends on a date prior to the end of a fiscal year, the Company shall also pay Mr. Kurland an amount equal to the product of (x) the Bonus Rate and (y) the fraction obtained by dividing (I) the number of days elapsed since the end of the immediately preceding fiscal year through the end of the Severance Period by (II) 365, and
(iii) all outstanding stock options held by Mr. Kurland on his termination date shall become immediately and fully exercisable.

  If after a Change in Control (as defined in the Agreement) and during the term of the Agreement (i) Mr. Kurland is terminated without Cause or (ii) Mr. Kurland terminates his employment for Good Reason, then the Company shall pay him three times the sum of his then-existing base salary and incentive compensation paid for the prior fiscal year. "Good Reason" is deemed to occur under the Agreement where the Company breaches the Agreement in any material respect or diminishes Mr. Kurland's status, title, position and responsibilities. Under certain circumstances, this provision of the Agreement may result in a payment being made which is not tax deductible by the Company as compensation pursuant to the Code.

CERTAIN TRANSACTIONS

  During fiscal 1996, the Company through its subsidiaries entered into various transactions with CWM. CWM incurred obligations to the Company for management fees during fiscal 1996 of $8.6 million. CWM has an option to purchase mortgage loans from the Company at the prevailing market price. During the year ended February 29, 1996, CWM purchased $14.3 million of mortgage loans pursuant to this option. Subsidiaries of CWM have entered into servicing agreements with the Company providing for the servicing of mortgage loans securing collateralized mortgage obligations. Servicing fees under these agreements were approximately $242,000 for the year ended February 29, 1996. In addition, in connection with CWM's mortgage conduit operations, the Company sub-serviced loans for sub-servicing fees of $391,000 during fiscal 1996.

  The Company maintains a plan (the "Financing Plan"), which was ratified and approved by the stockholders, to facilitate the exercise of stock options. During the fiscal year ended February 29, 1996, Mr. Loeb's loan under the Financing Plan was reduced from $303,642 to $202,428, which amount was outstanding at February 29, 1996 and bears an annual interest rate of 3.25%. Mr. Garcia has four loans under the Financing Plan, with interest rates ranging from 3.25% to 3.75%. Mr. Garcia's highest aggregate indebtedness to the Company during fiscal 1996 was $68,717, which indebtedness had been reduced to $55,969 at February 29, 1996. Mr. Donato has three loans under the Financing Plan, with interest rates ranging from 5.79% to 6.87%. Mr. Donato's highest aggregate indebtedness to the Company during fiscal 1996 was $122,975, which amount was outstanding at February 29, 1996.

  Mr. Heller is a partner in the law firm of Fried, Frank, Harris, Shriver & Jacobson. This firm performed services for the Company in fiscal 1996, and the Company intends to retain the services of this firm in fiscal 1997.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Compensation Committee is composed of Messrs. Snyder, Donato and Enis, who are non employee directors of the Company. The Company's executive compensation program consists of three main components: (1) base salary, (2) potential for annual cash incentive compensation based on the Company's overall performance and the employee's individual performance and (3) stock options to provide long-term incentives for performance and to align executive officer and stockholder interests. There is no fixed ratio of total compensation to be represented by salary, incentive compensation or stock options. In addition to the determinations made by the Compensation Committee during fiscal 1996, the Compensation Committee, joined by Mr. Heller, conducted a thorough review over the course of 13 meetings of the employment agreements and compensation arrangements of the top two executives of the Company, Messrs. Loeb and Mozilo. The Compensation Committee also reviewed the compensation arrangements of Mr. Kurland. As more fully described below, in recognition of the importance of retaining the current management team, the Board determined to extend the term of the employment agreements of Messrs. Loeb and Mozilo and to enter into an employment agreement with Mr. Kurland.

 A. Review of Employment Agreements of Messrs. Loeb and Mozilo

  The Compensation Committee was also assisted in the review of the arrangements with Messrs. Loeb and Mozilo by a nationally recognized compensation consulting firm. The purposes of this review were:

  . To consider extending the expiration dates of the Current Agreements, in order to permit the Company to have available the continued services of the individuals who have guided it since its inception.

  . To specifically review the arrangements pertaining to base salary, annual incentives and stock option grants--all of which are determined by formula under the Current Agreements.

  . To review other aspects of the Current Agreements for their continued appropriateness in the environment in which the Company operates.

  The Compensation Committee analyzed salary and incentive compensation paid to top executives across a wide range of organizations, including financial, industrial and service companies, as well as key mortgage banking related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

  The review extended over a number of in-person and telephonic meetings. The results of this review were incorporated in (i) the new employment agreements for Messrs. Loeb and Mozilo, including the new stock option provisions and
(ii) the amendments to the 1993 Stock Option Plan, which are being submitted for approval of the stockholders at this Meeting, and which are described elsewhere in this Proxy Statement. See "Proposal Two" and "Proposal Four." If these proposals are approved by the Company's stockholders, the revised employment agreements of Mr. Loeb and Mr. Mozilo will take effect, including extending their terms until the end of fiscal 2001.

   COMPENSATION OF PRESIDENT AND EXECUTIVE VICE PRESIDENT AFTER FISCAL 1996

  Under the Current Agreements, Mr. Loeb is entitled to a base salary of $1,063,000 and Mr. Mozilo to a base salary of $1,058,000 for fiscal 1997. The Company has the option of extending the agreements with a base salary increase of 10% each, to $1,169,000 and $1,164,000 respectively, for fiscal 1998.

  Under the proposed Restated Agreements, the base salaries for both Mr. Loeb and Mr. Mozilo will be set at $1,300,000 per year through fiscal 2001. The Compensation Committee recognizes this base salary is at the upper end of competitive practice for large U.S. corporations. However, given the critical role of these two individuals in building the Company and producing the outstanding results stockholders have seen over its 27 years as a public company--and the contributions expected of them over the extended term of the proposed Restated Agreements--the Compensation Committee believes these base salaries to be appropriate.

  The annual incentive formula for Mr. Loeb and Mr. Mozilo has been in place since March 1, 1991, and in the view of the Compensation Committee has served the Company well. Annual incentives for Mr. Loeb and Mr. Mozilo are determined by a formula based on the earnings per share of the Company in each fiscal year compared to the prior year. This relationship of current year to prior year earnings per share is applied to the prior year's incentive earned--so that annual incentive awards for these two top executives are determined by how much earnings per share increase or decrease each year.

  After careful review of the history and workings of this formulaic approach, the Compensation Committee determined that it should continue to be applied to the top two executives. The income tax deduction limitation of Section 162(m) of the Code (described in more detail below) generally is applicable to compensation payable under an incentive plan not covered by a contract in effect on February 17, 1993 (and not subsequently materially modified), unless, among satisfying other requirements, such plan is approved by stockholders. The Company is submitting the incentive compensation provision of the Restated Agreements for stockholder approval at this Meeting so that the incentive compensation payable thereunder may continue not to be subject to the Section 162(m) deduction limitation. See "Proposal Two." The formula is unchanged, except that it now provides the Compensation Committee the discretion to make downward adjustments in the payouts, when, in its judgment, an acquisition, divestiture or change in accounting standards results in a substantial distortion in reported earnings per share for that year.

  STOCK OPTIONS FOR PRESIDENT AND EXECUTIVE VICE PRESIDENT AFTER FISCAL 1996

  The Compensation Committee determined that the best interests of the Company's stockholders would be better served in the future by modifying the formula under the Current Agreements for determining stock option grants for Messrs. Loeb and Mozilo. While the Compensation Committee believes that this formula has served the Company well, they also believe that these two executives should, at this time in the Company's history, receive a fixed, substantive stake in the performance of the Company's Common Stock, in the form of stock options whose value is strictly a function of the appreciation in the stock price.

  Therefore, subject to approval of the amendments to the 1993 Stock Option Plan being submitted to stockholders at this Meeting (see "Proposal Four"), each of Messrs. Loeb and Mozilo would be granted options to purchase 1,000,000 shares of Common Stock at an exercise price equal to the fair market value of the shares as of the date of grant, which will be the first business day following the Meeting. This grant would be the only stock option grant to Messrs. Loeb and Mozilo in respect of fiscal years 1997, 1998 and 1999, and would thus represent an average grant of approximately 333,333 shares per year. The option shares would vest ratably over three years. The Compensation Committee believes that options covering this number of shares are appropriate for these individuals. As part of its review, the Compensation Committee compared the average annual option grant under the proposed grant to the options expected to be granted in June 1996 under the current contractual formula. Based on that formula, an option for 364,093 shares each will be granted June 1, 1996, in respect of fiscal 1996.

  Under the Restated Agreements, option grants to Messrs. Loeb and Mozilo in respect of fiscal years after 1999 would no longer be determined by formula, but would be at the discretion of the Compensation Committee, based on Company performance, individual performance, and competitive practice at the time.

 B. Review of Employment Arrangements of Mr. Kurland

  The Compensation Committee also reviewed the employment and compensation arrangements for Mr. Kurland. Upon the recommendation of Mr. Mozilo, and with the advice of a nationally recognized compensation consulting firm, the Compensation Committee considered Mr. Kurland's past contributions to the Company's success and his importance to its future success, particularly in his capacity as Senior Managing Director and Chief Operating Officer of the Company and President of Countrywide Home Loans, Inc.

  In recognition of the importance of retaining the current management team, the Compensation Committee and the Board determined that a formal employment agreement with Mr. Kurland covering fiscal years 1997 through 1999 would be in the best interest of the Company's stockholders. As part of this agreement, the Compensation Committee approved several changes in Mr. Kurland's compensation beginning in fiscal 1997. These decisions were based on data relating to senior executive compensation at other companies engaged in the mortgage business and on the recommendations of the compensation consulting firm engaged by the Compensation Committee. If the new Annual Incentive Plan and the amendments to the 1993 Stock Option Plan are approved by stockholders, then the new compensation arrangements and employment agreement for Mr. Kurland will take effect for fiscal 1997. See "Proposal Three" and "Proposal Four."

  These arrangements include a fiscal 1997 base salary of $675,000 and an annual incentive award determined under the provisions of the new Annual Incentive Plan, with Mr. Kurland's award based on the earnings per share and return on equity of the Company against pre-established goals. The Compensation Committee believes that these are the appropriate criteria for measuring Mr. Kurland's contributions to the Company, that the goals established represent a high level of performance for the stockholders if achieved or exceeded, and that the awards generated are in keeping with the level of performance required.

  In addition, Mr. Kurland will be entitled to annual grants of options to purchase between 75,000 and 175,000 shares of the Company's Common Stock, as determined by the Compensation Committee, with an exercise price equal to the fair market value of the shares on the grant date. The Committee believes that this is an appropriate range for Mr. Kurland and the position he occupies in the Company.

 C. Other Actions of Compensation Committee

     COMPENSATION OF PRESIDENT AND EXECUTIVE VICE PRESIDENT IN FISCAL 1996

  Compensation for fiscal 1996 for Messrs. Loeb and Mozilo was determined under their existing employment agreements, entered into during 1991 and amended during 1992 and 1993. See "Executive Compensation-- Employment Agreements--David S. Loeb and Angelo R. Mozilo." As provided by these agreements, both the stock option grants and the annual incentives Messrs. Loeb and Mozilo received were determined by multiplying the prior year's stock option grant and annual incentive, respectively, by a performance ratio obtained by dividing the most recent fiscal year's earnings per share by the prior year's. The performance ratio with respect to the stock options granted on June 1, 1995 in respect of fiscal 1995 was calculated by comparing earnings per share for fiscal years 1995 and 1994. The performance ratio for the annual incentives paid with respect to fiscal 1996 was calculated by comparing earnings per share for fiscal years 1996 and 1995. Because earnings per share decreased in fiscal 1995 over fiscal 1994, the stock options granted on June 1, 1995 decreased compared to the prior year. Earnings per share increased in fiscal 1996 compared to fiscal 1995 resulting in an increase in the annual incentives paid with respect to fiscal 1996.

               COMPENSATION OF OTHER EXECUTIVES FOR FISCAL 1996

  With respect to the base salaries and annual incentives of the three most highly paid executives excluding Messrs. Loeb and Mozilo for fiscal 1996, the Compensation Committee met with Mr. Mozilo to review recommendations regarding their base salaries and annual incentive levels. The decisions of the Compensation Committee with respect to the base salaries for each such executive officer are subjective and were made after consideration of the performance of the executive in his particular area of responsibility, the executive's contribution to the Company's overall management team, publicly available information as to salaries paid by the Company's competitors for comparable positions, and an assessment of the future contributions the executive should be able to make to the Company.

                         STOCK OPTIONS FOR FISCAL 1996

  The Compensation Committee oversees the determination of the overall number of employee stock options to be granted each year and how those options are to be distributed among the employees. In the fiscal year ended February 28, 1994 the Compensation Committee studied comparisons of the amount of stock options granted in relation to a company's issued and outstanding stock. As a result of this study, the Compensation Committee determined that it would be appropriate for stock options granted in any fiscal year to be in a range not to exceed 3% of the outstanding stock of the Company during that fiscal year. Options granted in fiscal 1996 equaled 1.1% of the outstanding stock of the Company at the end of the fiscal year.

  Options were granted to executive officers on June 1, 1995 based on the performance of the Company in fiscal 1995 compared to the performance in fiscal 1994. The number of shares subject to the options granted to each such executive officer decreased from the prior year.

                         DEDUCTIBILITY OF COMPENSATION

  As part of the Omnibus Budget Reconciliation Act of 1993, a new provision was added to the Internal Revenue Code which limits the corporate deduction for compensation paid to the executive officers named in the Summary Compensation Table to $1 million unless such compensation is based upon performance goals or paid pursuant to a written contract that was in effect on February 17, 1993 and not subsequently materially modified.
Because their employment agreements were entered into prior to this date, the compensation paid to Messrs. Loeb and Mozilo has not been subject to this limit. The Compensation Committee believes that the new annual incentive compensation provision of the Restated Agreements, the amendments to the 1993 Stock Option Plan and the Annual Incentive Plan, if approved by the Company's stockholders, will allow continued deductibility of the incentive compensation and stock option components of the compensation for Messrs. Loeb and Mozilo-- as well as for other executive officers participating in the 1993 Stock Option Plan and the Annual Incentive Plan. The Committee recognizes that the base salaries of Messrs. Loeb and Mozilo will not be deductible to the extent they exceed $1 million, but considers this additional amount not to be significant to the Company.

  The Committee's policy on deductibility is generally to develop compensation plans which provide for the payment of compensation that is tax deductible to the Company, while recognizing that the legitimate interests of the Company and its stockholders may at times be better served by compensation arrangements which are not deductible.

                                          The Compensation Committee

                                              Harley W. Snyder, Chairman
                                              Robert J. Donato
                                              Ben M. Enis

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Compensation Committee consists of Messrs. Snyder (chairman), Donato and Enis. As noted above in the "Certain Transactions" section, Mr. Donato has three loans under the Financing Plan, with interest rates ranging from 5.79% to 6.87%. Mr. Donato's highest aggregate indebtedness to the Company during fiscal 1996 was $122,975 which was the amount outstanding at February 29, 1996. No member of the Compensation Committee was, during the fiscal year, an officer or employee of the Company or any of its subsidiaries, nor was any member of the Compensation Committee formerly an officer of the Company or any of its subsidiaries. No executive officer of the Company served (i) as a member of the compensation committee or board of directors of another entity, one of whose executive officers served on the Compensation Committee or (ii) as a member of the compensation committee of another entity, one of whose executive officers served on the Board.

PERFORMANCE GRAPH


                 COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
                   AMONG COUNTRYWIDE CREDIT INDUSTRIES, INC.
                     S&P 500 INDEX AND S&P FINANCIAL INDEX

                        PERFORMANCE GRAPH APPEARS HERE

Measurement Period           FYE      FYE      FYE      FYE      FYE      FYE
(Fiscal Year Covered)       1991     1992     1993     1994     1995     1996
- ---------------------      ------   ------   ------   ------   ------   ------
COUNTRYWIDE CREDIT         100.00   292.69   420.07   326.49   325.74   427.55
S&P 500 INDEX              100.00   115.99   128.34   139.04   149.28   201.08
S&P FINANCIAL INDEX        100.00   128.59   164.01   171.74   186.64   274.59


  The comparison of total return on investment (change in year end stock price plus reinvested dividends) for each of the periods assumes that $100 was invested on February 28, 1991 in each of the Company, the S&P 500 Index and the S&P Financial Index.

                                 PROPOSAL TWO

                         APPROVAL OF ANNUAL CASH BONUS
                    PROVISIONS OF THE EMPLOYMENT AGREEMENTS
                    FOR DAVID S. LOEB AND ANGELO R. MOZILO

  Stockholder approval of the annual cash bonus provisions of the Restated Agreements of Mr. Loeb and Mr. Mozilo is required in order for amounts paid thereunder not to be subject to the deduction limitation of Section 162(m) of the Code. In the absence of stockholder approval of both this Proposal and Proposal Four, the Restated Agreements will not take effect and the Current Agreements will remain in effect. See "Executive Compensation--Employment Agreements--David S. Loeb and Angelo R. Mozilo."

  Section 162(m) of the Code generally disallows a federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the corporation on the last day of the taxable year (the "Covered Employees").
Section 162(m), however, does not disallow a federal income tax deduction for qualified "performance based compensation," the material terms of which are disclosed to and approved by stockholders. The Company has structured the annual cash bonus provisions with the intention that compensation resulting therefrom would be qualified "performance-based compensation."

  One of the purposes of the Restated Agreements is to provide incentives to Messrs. Loeb and Mozilo to dedicate themselves to the financial success of the Company as measured based on objective financial criteria. To this effect, the annual cash bonus provisions of the Restated Agreements provide for an annual cash bonus to each of Messrs. Loeb and Mozilo for each of the fiscal years ending in 1997 through 2001 equal to the amount of the annual cash bonus paid to him in the previous fiscal year, multiplied by a fraction the numerator of which is the earnings per share on a fully diluted basis of the Company during such current fiscal year (the "EPS") and the denominator of which is the EPS for the previous fiscal year. For fiscal 1996, Messrs. Loeb and Mozilo each received an annual bonus of $2,256,870. The EPS would be adjusted proportionately in the event the Company (A) declares a stock dividend on its Common Stock, (B) subdivides its outstanding Common Stock, (C) combines the outstanding shares of its Common Stock into a smaller number of shares of Common Stock or (D) issues any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation). The Compensation Committee of the Board is authorized to reduce the amount of the cash bonus in the event there is a substantial distortion in EPS resulting from an acquisition, divestiture, or change in accounting standards. The Restated Agreements can be amended in any respect without stockholder approval, although the Company has no current intention of doing so.

  Future cash bonuses payable pursuant to the Restated Agreements are not determinable because they are calculated based on EPS for a given fiscal year. Because the formula for determining the cash bonuses in the Restated Agreements is unchanged from the formula in the Current Agreements, the fiscal 1996 bonuses would not have changed if the Restated Agreements had been in effect. The EPS for fiscal 1996 was $1.95. The following table sets forth the annual bonuses which would have been awarded for the fiscal year ended February 29, 1996 pursuant to the annual cash bonus provisions of the Restated Agreements.

                               NEW PLAN BENEFITS

   NAME AND POSITION                                                    AMOUNT
   -----------------                                                  ----------
   David S. Loeb,
    Chairman of the Board and President.............................. $2,256,870
   Angelo R. Mozilo,
    Vice Chairman of the Board and Executive Vice President.......... $2,256,870
   Executive Officers as a Group..................................... $4,513,740

  Adoption of this proposal requires the affirmative vote of a majority of the shares of Common Stock represented, in person or by proxy, and entitled to vote on the matter at this Meeting.

  THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.

                                PROPOSAL THREE

                       APPROVAL OF ANNUAL INCENTIVE PLAN

  The Compensation Committee and the Board of Directors of the Company have approved the Countrywide Credit Industries, Inc. Annual Incentive Plan, subject to stockholder approval. If approved by stockholders, the Annual Incentive Plan will be effective as of March 1, 1996.

  The purposes of the Annual Incentive Plan are to promote the profitability of the Company, provide officers with an opportunity to receive incentive compensation depending upon that profitability and to attract, retain and motivate such individuals. The Annual Incentive Plan has also been designed to preserve the tax deductibility of payments made under the Annual Incentive Plan. Under the Code, publicly traded corporations cannot deduct, for federal income tax purposes, compensation paid to Covered Employees to the extent that payments for any year to any such employee exceed $1 million, unless the payments qualify for an exception to the deductibility limit. One such exception is compensation paid under a performance-based compensation plan that has been approved by stockholders. The Company intends to administer the Annual Incentive Plan so that, if approved by stockholders, awards thereunder will qualify as performance-based compensation under the Code and the regulations published by the Internal Revenue Service thereunder.

  All officers of the Company are currently eligible for awards under the Annual Incentive Plan. It is expected that Mr. Kurland will be the only participating executive officer for the fiscal year ending February 28, 1997.

  The Annual Incentive Plan provides that within ninety days of the commencement of each fiscal year, the Compensation Committee will (i) select participants for the respective fiscal year from among the officers of the Company and (ii) establish for each participant target awards, performance goals and weightings with respect to one or more performance criteria. A participant's target award, performance goal and weightings may not be modified after the first 90 days of the fiscal year with respect to which they apply. The performance goals may be established with respect to one or more of the following performance criteria: Net Income; Return on Equity; Return on Assets; Earnings Per Share; EBIT (i.e. Net Income before interest and taxes) and Total Stockholder Return (each as defined in the Annual Incentive Plan). The performance goals may be stated in either absolute terms or as compared to one or more companies or indices.

  For any fiscal year, the actual award payable to a participant will be determined by the Compensation Committee based on (i) the participant's target award, (ii) the extent to which the performance goals have been achieved and
(iii) the weightings established with respect to the applicable performance criteria. The Annual

Incentive Plan provides the Compensation Committee with discretion to provide prorated awards to any individual who, due to hiring, promotion or demotion after the commencement of a fiscal year, the Compensation Committee determines should be eligible to participate or should cease to be eligible to participate in the Annual Incentive Plan for such fiscal year.

  The Annual Incentive Plan provides the Compensation Committee with discretion to reduce the amount otherwise payable under an award under the Annual Incentive Plan to any participant. In no event, however, will the amount paid under the Annual Incentive Plan to a participant for any fiscal year exceed $2 million. All awards will be paid in cash as soon as practicable after the end of the fiscal year unless deferred, to the extent permitted by the Compensation Committee. In general, the Annual Incentive Plan requires a participant to be employed by the Company on the last day of a fiscal year to receive an award in respect of that year. However, the Annual Incentive Plan provides that if a participant's employment with the Company terminates due to death or Disability, the participant or his or her beneficiary will be paid a prorated award for the fiscal year in which the termination occurs. If a participant's employment with the Company is terminated for Cause (as defined in the Annual Incentive Plan) following the end of a fiscal year, the participant forfeits the right to an award in respect of such fiscal year and all other rights under the Annual Incentive Plan.

  The Annual Incentive Plan will be administered by the Compensation Committee, which will have sole authority to make rules and regulations for the administration of the Annual Incentive Plan and whose interpretations and decisions will be final and binding. The Compensation Committee will also have authority to terminate or amend the Annual Incentive Plan provided that no such action will adversely affect the rights of participants.

  Awards under the Annual Incentive Plan may not be assigned or transferred by a participant other than by will or by laws of descent and distribution; and during his or her lifetime, awards will be payable solely to such participant. The Annual Incentive Plan is unfunded and does not create any right in participants to continued employment with the Company.

  On May 6, 1996, the Compensation Committee adopted performance goals and weightings for the fiscal year ending February 28, 1997 and established a target award for Mr. Kurland. If the Company's stockholders do not approve the Annual Incentive Plan, payments that would have been made pursuant to the Compensation Committee's action will not be made under the Annual Incentive Plan.

  The amount of annual incentive compensation to be paid in the future to the Company's current or future officers under the Annual Incentive Plan cannot be determined at this time, since actual amounts will depend on who participates in the Annual Incentive Plan, on actual performance measured against the attainment of pre-established performance goals and on the Compensation Committee's discretion to reduce such amounts. Had this proposal been in effect for the fiscal year that ended February 29, 1996, and had Mr. Kurland been a participant, the award payable for fiscal 1996 performance under the formula established for fiscal 1997 would have been $627,412, unless reduced under the Compensation Committee's discretionary authority provided for in the Annual Incentive Plan.

  Adoption of this proposal requires the affirmative vote of a majority of the shares of Common Stock represented, in person or by proxy, and entitled to vote on the matter at this Meeting.

  THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.

                                 PROPOSAL FOUR

                     APPROVAL OF THE AMENDED AND RESTATED
             COUNTRYWIDE CREDIT INDUSTRIES 1993 STOCK OPTION PLAN

1993 STOCK OPTION PLAN--GENERAL

  On April 8, 1993, the Company's Board of Directors approved the Countrywide Credit Industries, Inc. 1993 Stock Option Plan (the "1993 Stock Option Plan"), which was approved by stockholders on June 30, 1993. The purpose of the 1993 Stock Option Plan is to strengthen the Company by providing incentives in the form of options to acquire Common Stock to directors and key employees of the Company to encourage them to devote their abilities and industry to the success of the Company's business enterprise.

PROPOSED AMENDMENTS

  On March 26, 1996 and May 7, 1996, the Board approved, subject to approval by stockholders at the Meeting, amendments to the 1993 Stock Option Plan which, among other things, increase by 6,000,000 the number of shares of Common Stock which may from time to time be made the subject of options thereunder and establish that the maximum number of shares of Common Stock with respect to which options may be granted to any individual from and after March 26, 1996 would be 3,000,000. If the amendments to the 1993 Stock Option Plan are approved, the maximum number of shares of Common Stock which may be the subject of options thereunder will be increased to 10,500,000. The Board of Directors also approved other amendments to the 1993 Stock Option Plan, including the circumstances under which a "change in control," which accelerates the vesting of options, occurs. The amendments to the 1993 Stock Option Plan are incorporated in the Amended and Restated 1993 Stock Option Plan being submitted for stockholder approval at the Meeting. As used in this Section, the term 1993 Stock Option Plan refers to the plan as in effect on the date hereof and, where the context requires, to the Amended and Restated 1993 Stock Option Plan.

  The employment agreements of Mr. Loeb and Mr. Mozilo were amended and restated on March 26, 1996, subject to stockholder approval of the Amended and Restated 1993 Stock Option Plan and the annual cash bonus provisions of such agreements (see "Proposal Two"). Pursuant to the Restated Agreements, each of Messrs. Loeb and Mozilo would be granted pursuant to the 1993 Stock Option Plan, on the first business day following the Meeting, options to acquire 1,000,000 shares of the Company's common stock. In the absence of stockholder approval of both this Proposal and Proposal Two, the Restated Agreements will not take effect and the Current Agreements of Messrs. Loeb and Mozilo will remain in effect. See "Executive Compensation--Employment Agreements--David S. Loeb and Angelo R. Mozilo."

  One of the Company's principal methods to attract and retain key employees is the grant of stock options pursuant to the 1993 Stock Option Plan. The Company believes that it is in the best interests of the Company to increase the maximum number of shares that may be made subject to options under the 1993 Stock Option Plan in order to (i) continue to attract and retain key employees and (ii) provide additional incentive and reward opportunities to current employees to encourage them to enhance the profitability of the Company. As of March 31, 1996, 1,389,730 shares of common stock were available for the grant of new options under the 1993 Stock Option Plan. If the amendments to the 1993 Stock Option Plan are approved, an additional 6,000,000 shares of Common Stock would be made available for options thereunder.

  The principal provisions of the 1993 Stock Option Plan, as proposed to be amended, are summarized below.

        DESCRIPTION OF THE AMENDED AND RESTATED 1993 STOCK OPTION PLAN

 Term and Shares Available

  The 1993 Stock Option Plan will be in effect until April 7, 2003, and no options may be granted under the plan after that date. A maximum of 10,500,000 shares of Common Stock may be issued under the 1993 Stock Option Plan, subject to adjustment in the event of a Change in Capitalization (as defined therein). A maximum of 3,000,000 shares of Common Stock may be the subject of options granted to any one person from and after March 26, 1996. Shares allocable to an expired, canceled or otherwise terminated option may be made the subject of a subsequently granted option.

 Awards

  The 1993 Stock Option Plan provides for the granting of stock options to key employees, including key employees who are also directors ("Employee Options"), and the granting of stock options to nonemployee directors of the Company ("Director Options"). Employee Options may either be incentive stock options ("ISOs") which meet the requirements of Section 422 of the Code or nonqualified stock options ("NSOs"). All Director Options will be NSOs. As of May 24, 1996, approximately 2,300 employees and all four nonemployee directors are eligible to participate in the 1993 Stock Option Plan.

 Administration

  The 1993 Stock Option Plan will be administered by a committee (the "Committee") composed of two or more directors appointed by the Board, each of whom is disinterested within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director" within the meaning of Section 162(m) of the Code. The Committee will have full authority to administer and interpret the provisions of the 1993 Stock Option Plan; to determine when and to whom Employee Options will be granted; whether such options will be ISOs or NSOs; and to prescribe the terms and conditions of the Employee Options, subject to the provisions of the 1993 Stock Option Plan. The Compensation Committee will perform the functions of the Committee under the 1993 Stock Option Plan.

 Terms and Conditions of Options

  The exercise price for Employee Options will be set by the Committee and shall, in no event, be less than the fair market value of the Common Stock on the date the option is granted. In general, Employee Options are exercisable at such time or times and in such installments as determined by the Committee. Except in the event of a Change in Control, Employee Options are not exercisable until at least one year from the date of grant. Employee Options terminate no later than ten years after the date of grant. The Committee may, in its discretion, modify outstanding Employee Options or accept the surrender of outstanding Employee Options (to the extent not exercised) and grant new options in substitution for them; provided, however, that no modification shall adversely affect the rights or obligations under the Employee Option without the optionee's consent.

  The 1993 Stock Option Plan will continue to provide that each nonemployee director of the Company will be granted a Director Option on the first business day in June of each year that the 1993 Stock Option Plan is in effect (except that Edwin Heller's 1996 grant will be made on October 15, 1996). The number of shares of Common Stock subject to each Director Option will be equal to the lesser of (i) 7,500 multiplied by a fraction, the numerator of which is the Company's earnings per share on a fully diluted basis for the fiscal year ended immediately before the date of grant of the Director Option (the "EPS Numerator Amount"), and the denominator of which is $.68 or (ii) 7,500 multiplied by a fraction, the numerator of which is the EPS Numerator Amount and the denominator of which is the earnings per share on a fully diluted basis for the fiscal year immediately preceding the fiscal year in respect of which the EPS Numerator Amount is determined. The number 7,500 and the $.68 amount will be subject to adjustment if there is a Change in Capitalization. Director Options will be exercisable in whole or in part at any time after one year following the date the option is granted. The per share exercise price for a Director Option will be equal to the fair market value of a share of Common Stock on the date the Director Option is granted. Director Options will terminate ten years from the date granted.

  Unless otherwise provided in the agreement evidencing the grant of an option, options granted under the 1993 Stock Option Plan will not be transferable (except under the laws of descent and distribution) and, in general, will lapse three months after the termination of the optionee's status as a director or employee, as applicable, of the Company and its subsidiaries, except that special provisions apply in the event of death, permanent disability of the director or employee or termination for Cause (as defined in the 1993 Stock Option Plan). Upon the exercise of an option granted under the 1993 Stock Option Plan, the purchase price must be paid in full by any one or a combination of the following methods: (i) cash, (ii) transfer of shares of Common Stock or (iii) execution of a promissory note and pledge agreement pursuant to the Company's Stock Option Financing Plan (or any successor or additional financing plan). Options may also be exercised through a registered broker-dealer pursuant to cashless exercise procedures established by the Committee.

  In the event that a Change in Control (as defined in the 1993 Stock Option
Plan) occurs, all options will become immediately and fully exercisable and an optionee may, during the 60-day period following the Change in Control, surrender for cancellation any option (or portion thereof) for a cash payment (the "Cash Payment") in respect of each share of Common Stock covered by the option or portion thereof surrendered, equal to the excess, if any, of (x)(A) in the case of a NSO, the greater of (1) the fair market value of share of Common Stock on the date preceding the date of surrender or (2) the Adjusted Fair Market Value (as defined in the 1993 Stock Option Plan) of a share of Common Stock or (B) in the case of an ISO, the fair market value of a share of Common Stock on the date preceding the date of surrender, over (y) the per share exercise price for such shares under the option; provided, however, that in the case of an option granted within six months prior to the Change in Control to any optionee who may be subject to liability under Section 16(b) of the Exchange Act, such optionee shall be entitled to surrender for cancellation his or her option during the 60-day period commencing upon the expiration of six months from the date of grant of any such option. A Change in Control generally means the occurrence of any of the following: (i) the acquisition (other than directly from the Company) of 25% or more of the outstanding Common Stock or the combined voting power of the Company's then outstanding voting securities ("Voting Securities"); provided, however, that any such acquisition by the Company, any of its subsidiaries, an employee benefit plan maintained by either the Company or any of its subsidiaries, or by any person in connection with a Non-Control Transaction (as defined below) shall not constitute a Change in Control; (ii) the individuals who as of March 27, 1996 are members of the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that members of the Board whose election is approved by at least two-thirds of the Incumbent Board shall constitute members of the Incumbent Board; provided, further, however, that no individual who becomes a director as the result of an election or proxy contest shall constitute a member of the Incumbent Board; or (iii) the consummation of (A) a merger, consolidation or reorganization of the Company unless after such merger, consolidation or reorganization (1) the Company's stockholders immediately prior to the merger, consolidation or reorganization own, directly or indirectly, 70% or more of the voting securities of the surviving entity, (2) the individuals who were members of the Incumbent Board immediately prior to such merger, consolidation or reorganization constitute at least two-thirds of the board of directors of the surviving entity and (3) no person or entity (other than the Company, any of its subsidiaries, an employee benefit plan maintained by either the Company or any of its subsidiaries, or any prior owner of 25% or more of the outstanding Common Stock or Voting Securities) owns, directly or indirectly, 25% or more of the outstanding voting securities of the surviving entity, (B) a complete liquidation or dissolution of the Company or (C) the sale of all or substantially all of the Company's assets.

  The 1993 Stock Option Plan provides that, subject to the provisions described in the immediately preceding paragraph, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the 1993 Stock Option Plan and the options issued thereunder will continue in effect in accordance with their respective terms and each optionee shall be entitled to receive in respect of each share subject to an outstanding option, upon exercise of such option, the same number and kind of stock, securities or other property that each stockholder was entitled to receive in the Transaction in respect of a share of Common Stock.

  The 1993 Stock Option Plan provides that any issuance of stock is subject to the optionee having satisfied all applicable tax and other withholding requirements and further provides that an optionee may elect, subject to the consent of the Commitee, to satisfy such withholding requirements by the surrender of shares (valued at their then fair market value) that would otherwise be issued upon exercise of the option.

 Termination or Amendment

  The Board of Directors is authorized to terminate or amend the 1993 Stock Option Plan at any time, provided that no amendment shall be made which would impair, without the consent of the optionee, any option previously granted under the 1993 Stock Option Plan or would deprive any optionee of any shares which he or she may have acquired through or as a result of the 1993 Stock Option Plan; and provided further, that, to the extent necessary under Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder or other applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations at a meeting held within twelve months after the date of the adoption of such amendment. Additionally, the provisions of the 1993 Stock Option Plan relating to grants of options to nonemployee directors shall not be amended more than once every six months, other than to comport with changes in the Code or the rules and regulations thereunder.

 Miscellaneous

  On May 24, 1996, the closing price of the Common Stock as reported on the New York Stock Exchange was $23.625.

FEDERAL INCOME TAX CONSEQUENCES

  In general, an optionee will not recognize taxable income upon the grant or exercise of an ISO, and the Company and its subsidiaries will not be entitled to any business expense deduction with respect to the grant or exercise of an ISO. (Upon the exercise of an ISO, however, the excess of the fair market value on the date of exercise of the shares received over the exercise price of the shares will be treated as an adjustment to alternative minimum taxable income.) In order for the exercise of an ISO to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Company or a subsidiary (within the meaning of Section 422 of the Code) from the date the ISO is granted through the date three months before the date of exercise (one year preceding the date of exercise in the case of an optionee who is terminated due to disability).

  If the optionee has held the shares acquired upon exercise of an ISO for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of the shares by the optionee, the difference, if any, between the sales price of the shares and the exercise price of the option will be treated as long-term capital gain or loss. If the optionee does not satisfy these holding period requirements, the optionee will recognize ordinary income at the time of the disposition of the shares, generally in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. The balance of the gain realized, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised. If the optionee sells the shares prior to the satisfaction of the holding period requirements but at a price below the fair market value of the shares at the time the option was exercised, the amount of ordinary income will be limited to the amount realized on the sale over the exercise price of the option. If the Company or its subsidiaries satisfies applicable reporting requirements or the optionee includes such amount in income, the Company or its subsidiaries will be allowed a business expense deduction to the extent the optionee recognizes ordinary income.

  In general, an optionee to whom a NSO is granted will recognize no income at the time of the grant of the option. Upon exercise of a NSO, an optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the option (special rules may apply in the case of an optionee who is subject to Section 16(b) of the Exchange Act). If the Company or its subsidiaries satisfies applicable reporting requirements or the optionee includes such amount in income, the Company or its subsidiaries will be entitled to a business expense deduction in the same amount and at the same time as the optionee recognizes ordinary income.

  In general, upon surrender of an option for a Cash Payment, the optionee will recognize ordinary income in an amount equal to the Cash Payment and the Company will be entitled to a business expense deduction in the same amount.

  Under certain circumstances, the acceleration of the exercisability of options granted under the 1993 Stock Option Plan or the making of a Cash Payment in connection with a Change in Control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the optionee may be subject to a 20% excise tax and the Company may be denied a tax deduction.

NEW PLAN BENEFITS

  Under the terms of the 1993 Stock Option Plan, the Committee has full authority to determine when and to whom Employee Options will be granted. Grants of Director Options under the 1993 Stock Option Plan are determined by a formula based on the Company's earnings per share. If stockholders approve the 1993 Stock Option Plan, as it is proposed to be amended, and Proposal Two, relating to the annual cash bonus arrangements of Messrs. Loeb and Mozilo, each of Messrs. Loeb and Mozilo will be granted pursuant to the 1993 Stock Option Plan, on the first business day following the Meeting, options to acquire 1,000,000 shares of Common Stock. If stockholders approve the 1993 Stock Option Plan, as it is proposed to be amended, and Proposal Three, relating to the Company's Annual Incentive Plan, Mr. Kurland will be entitled to a grant of options to acquire at least 75,000 shares of Common Stock in each of fiscal years 1997, 1998 and 1999. In the discretion of the Compensation Committee, Mr. Kurland may receive for each of such years annual option grants to acquire as many as 175,000 shares. The options granted to Messrs. Loeb, Mozilo and Kurland will have a term of ten years and a per share exercise price equal to the fair market value of a share of Common Stock on the grant date and vest in three equal annual installments on each of the first three anniversaries of the date of grant. See "Executive Compensation-- Employment Arrangements." Other than as provided in the table below, awards under the 1993 Stock Option Plan are indeterminable.

                               NEW PLAN BENEFITS

                                                          1993 STOCK OPTION PLAN
                                                             NUMBER OF SHARES
      NAME AND POSITION                                     UNDERLYING OPTIONS
      -----------------                                   ----------------------
      David S. Loeb
       Chairman of the Board and President..............           1,000,000
      Angelo R. Mozilo
       Vice Chairman of the Board and Executive Vice
       President........................................           1,000,000
      Stanford L. Kurland
       Senior Managing Director--Chief Financial Officer
       and Chief Operating Officer......................     225,000-525,000

  Adoption of this proposal requires the affirmative vote of a majority of the shares of Common Stock represented, in person or by proxy, and entitled to vote on the matter at this Meeting.

  THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.

                                 PROPOSAL FIVE

              RATIFYING THE SELECTION OF INDEPENDENT ACCOUNTANTS

  The Board has selected the accounting firm of Grant Thornton LLP ("Grant Thornton") to audit the Company's financial statements for, and otherwise act as the Company's independent certified public accountants with respect to, the fiscal year ending February 28, 1997. Grant Thornton has continuously acted as independent certified public accountants for the Company in respect of its fiscal years commencing with the fiscal year ended February 28, 1974. In accordance with the Board's resolution, its selection of Grant Thornton for the current fiscal year is being presented to stockholders for ratification at the Meeting. The affirmative vote of a majority of the shares of Common Stock represented, in person or by proxy, and entitled to vote at the Meeting will constitute such ratification. The Company has been advised that neither Grant Thornton nor any of its partners has any direct financial interest or any material indirect financial interest in the Company or any of its subsidiaries, nor has had any connection during the past three years with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

  A representative of Grant Thornton will be present at the Meeting. He will have an opportunity to make a statement, if he wishes to do so, and will be available to respond to appropriate questions.

  THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.

                             SECTION 16 DISCLOSURE

  Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers to report their ownership of and transactions in the Company's Common Stock to the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Copies of these reports are also required to be supplied to the Company. Specific dates for filing these reports have been established by the SEC, and the Company is required to report in this Proxy Statement any failure of its directors and executive officers to file by the relevant due date any of these reports during the fiscal year ended February 29, 1996. Based solely on its review of the copies of the reports received by it, the Company believes that all such filing requirements were satisfied.

                          ANNUAL REPORT AND FORM 10-K

  The Annual Report to Stockholders, containing the consolidated financial statements of the Company for the fiscal year ended February 29, 1996, accompanies this Proxy Statement.

  STOCKHOLDERS MAY OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED FEBRUARY 29, 1996, FILED WITH THE SEC, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, WITHOUT THE ACCOMPANYING EXHIBITS, BY WRITING TO INVESTOR RELATIONS, COUNTRYWIDE CREDIT INDUSTRIES, INC., 155 NORTH LAKE AVENUE, POST OFFICE BOX 7137, PASADENA, CALIFORNIA 91109-7137. A LIST OF EXHIBITS IS INCLUDED IN THE FORM 10-K, AND EXHIBITS ARE AVAILABLE FROM THE COMPANY UPON THE PAYMENT TO THE COMPANY OF THE COSTS OF FURNISHING THEM.

                             STOCKHOLDER PROPOSALS

  Any proposal that a stockholder wishes to present for consideration at the 1997 Annual Meeting of Stockholders must be received by the Company no later than January 31, 1997 for inclusion in the 1997 Notice of Annual Meeting, Proxy Statement and Proxy. Proposals should be directed to the Secretary of the Company. Stockholders wishing to bring proposals before an annual meeting must also comply with Section 13 of the Company's Bylaws, which requires certain information to be provided in connection with the submission of stockholder proposals and sets forth certain timing requirements with respect thereto.

                                 OTHER MATTERS

  The Board knows of no matters other than those listed in the attached Notice of Annual Meeting which are likely to be brought before the Meeting. However, if any other matter properly comes before the Meeting, the persons named on the enclosed proxy card will vote the proxy in accordance with their best judgment on such matter.

                                          By Order of the Board of Directors

                                                  /s/ SANDOR E. SAMUELS

                                                    Sandor E. Samuels
                                                        Secretary

May 31, 1996

                      COUNTRYWIDE CREDIT INDUSTRIES, INC.
                             ANNUAL INCENTIVE PLAN

SECTION 1: PURPOSES

The purposes of the Plan are to promote the success and growth of the Company, thereby enhancing shareholder value; to provide certain Executive Officers with an opportunity to receive incentive compensation dependent upon that success and growth; and to attract, retain and motivate such individuals.

SECTION 2: DEFINITIONS

  2.1  "AWARD" means an incentive award made pursuant to the Plan.

  2.2 "BENEFICIARY" mean the person(s) designated by the Participant, in writing on a form provided by the Committee, to receive payments under the Plan in the event of his death while a Participant or, in the absence of such designation, the Participant's estate.

  2.3  "BOARD OF DIRECTORS" means the Board of Directors of the Company.

  2.4 "CAUSE" means (i) a felony conviction of the Participant; (ii) the commission by the Participant of an act of fraud or embezzlement against the Company; (iii) the Participant's willful misconduct or gross negligence materially detrimental to the Company; (iv) the Participant's wrongful dissemination or use of confidential or proprietary information; or (vi) the intentional and habitual neglect by the Participant of his duties to the Company.

  2.5  "CODE" means the Internal Revenue Code of 1986, as amended.

  2.6 "COMMITTEE" means the Compensation Committee of the Board of Directors, which shall consist of two or more persons, each of whom is an "outside director" within the meaning of Section 162(m) of the Code.

  2.7 "COMPANY" means Countrywide Credit Industries, Inc. and its successors and shall include any subsidiaries of the Company, except where the context indicates otherwise.

  2.8 "DISABILITY" means (i) total disability within the meaning of the Company's long-term disability plan as in effect from time to time or
       (ii) if there is no such plan at the applicable time, physical or mental incapacity as determined solely by the Committee.

  2.9  "EMPLOYEE" means an employee of the Company.

  2.10 "EXECUTIVE OFFICER" means the Chief Executive Officer of the Company and any other Employee who is an officer of the Company.

  2.11 "PARTICIPANT" means an Executive Officer designated from time to time by the Committee pursuant to Section 3 to participate in the Plan.

  2.12 "PERFORMANCE CRITERIA" means one or more of the criteria set forth below selected by the Committee to measure performance for a Plan Year:

      (i) Net Income: The net after-tax income of the Company or a business unit from continuing operations after adjustment to omit the effects of any extraordinary items and the cumulative effects of changes in accounting principles.

      (ii) Return on Equity: Net Income of the company or of a business unit divided by the average of the Company's consolidated shareholder equity as of the beginning and end of the Plan Year.

      (iii) Return on Assets: Net Income divided by the average of the Company's or a business unit's total or net assets as of the beginning and end of the Plan Year.

      (iv) Earnings Per Share (either primary or fully diluted, or the equivalent thereof) as reported in the Company's annual report to shareholders, adjusted to omit the effects of any discontinued operations, extraordinary items and the cumulative effects of changes in accounting principles.

      (v) EBIT: Net Income before any charges, expenses or accruals for interest or taxes.

      (vi) Total Shareholder Return: The total return to the Company's shareholders, measured by stock price appreciation and dividends paid.

      Performance Criteria shall be determined in accordance with generally accepted accounting principles as consistently applied by the Company.

  2.13 "PERFORMANCE GOAL" means the level of performance, either in absolute terms or as compared to one or more other companies or indices, established as the Performance Goal with respect to a Performance Criteria or indices.

  2.14 "PLAN" means the Countrywide Credit Industries, Inc. Annual Incentive
       Plan.

  2.15 "PLAN YEAR" means the fiscal year of the Company.

  2.16 "TARGET AWARD" means an amount established by the Committee as a Participant's Target Award upon attainment of a Performance Goal.

SECTION 3: PARTICIPATION

  3.1 Participants for any Plan Year shall be selected by the Committee from among the Executive Officers within ninety days of the commencement of a Plan Year; provided, however that if due to hiring, promotion, or demotion, the Committee determines thereafter that an Employee should be eligible to participate in the Plan for a Plan Year, or that a Participant should cease to be so eligible, in either case, after the commencement of the Plan Year, then the Committee shall have the discretion to provide that such individual shall be eligible for a prorated Award, as and to the extent it may determine. The selection of an Executive Officer as a Participant for a Plan Year shall not entitle such individual to be selected as a Participant with respect to any other Plan Year.

SECTION 4: AWARDS

  4.1. TARGET AWARDS AND PERFORMANCE GOALS. Within ninety days of the commencement of a Plan Year, the Committee shall establish for each Participant for such year Target Awards and Performance Goals and weightings with respect to one or more Performance Criteria. Once established for a Plan Year, a Participant's Target Award, Performance Goals and weightings may not be amended or otherwise modified after such ninetieth day in a manner which could increase the amount of an Award. Notwithstanding the foregoing, Target Awards, Performance Criteria, Performance Goals and weightings may vary from Plan Year to Plan Year and Participant to Participant.

  4.2 DETERMINATION AND PAYMENT OF AWARDS. The actual Award payable to a Participant will be determined by the Committee based on (i) the Participant's

       Target Award (ii) the extent to which the Performance Goals have been achieved, as certified in writing by the Committee (iii) and the weighting established with respect to the applicable Performance Criteria. Notwithstanding the foregoing, the Committee will have the discretion to reduce the amount of the Award that would otherwise be payable to a Participant. Awards will be paid in a lump sum cash payment as soon as practicable after the close of the Plan Year for which they are made. Except as otherwise provided in Section 5, no Award will be payable to any Participant who is not an Employee on the last day of such Plan Year. The Committee may, subject to such terms and conditions and within such limits as it may from time to time establish, permit one or more Participants to defer the receipt of amounts payable under the Plan.

  4.3. MAXIMUM AWARDS. The maximum Award payable to a Participant for any Plan Year is two million dollars ($2,000,000).

SECTION 5:  TERMINATION OF EMPLOYMENT

  5.1 DEATH OR DISABILITY. If a Participant's employment with the Company terminates due to death or Disability during a Plan Year, the Participant or his Beneficiary, as the case may be, will be paid a prorated Award in cash for such year as soon as practicable after such Plan Year.

  5.2 CAUSE. If a Participant's employment with the Company is terminated for Cause following the end of a Plan year, his right to the payment of an Award in respect of that Plan year and all other rights under this Plan will be forfeited, and no amount will be paid or payable hereunder to or in respect of such Participant after the date of his termination of employment.

SECTION 6: ADMINISTRATION

  6.1. IN GENERAL. Except as otherwise provided in the Plan, the Committee will have full and complete authority, in its sole and absolute discretion,
       (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any related document,
       (iii) to prescribe, amend and rescind rules relating to the Plan, (iv) to make all determinations necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

  6.2 DETERMINATIONS. The actions and determinations of the Committee or its designee on all matters relating to the Plan and any Awards will be final and conclusive. Such determinations need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

  6.3 APPOINTMENT OF EXPERTS. The Committee may appoint such accountants, counsel, and other experts as it deems necessary or desirable in connection with the administration of the Plan.

  6.4 BOOKS AND RECORDS. The Committee shall keep a record of all their proceedings and actions and shall maintain all such books of account, records and other data as shall be necessary for the proper administration of the Plan.

  6.5 PAYMENT OF EXPENSES. The Company shall pay all expenses of administering the Plan, including, but not limited to, the payment of professional and expert fees.

  6.6 CODE SECTION 162(M). It is the intent of the Company that this Plan and Awards hereunder satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Code Section 162(m) so that the Company's tax deduction for remuneration in respect of such Awards is not disallowed in whole or in part by the operation of such Code Section. If any provision of this Plan or of any Award would otherwise frustrate or conflict with this intent, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void.

SECTION 7: MISCELLANEOUS

  7.1. NONASSIGNABILITY. No Award will be assignable or transferable (including pursuant to a pledge or security interest) other than by will or by laws of descent and distribution.

  7.2 WITHHOLDING TAXES. Whenever payments under the Plan are to be made or deferred, the Company will withhold therefrom, or from any other amounts payable to or in respect of the Participant, an amount sufficient to satisfy any applicable governmental withholding tax requirements related thereto.

  7.3 AMENDMENT OR TERMINATION OF THE PLAN. The Plan may be amended or terminated by the Committee in any respect except that no amendment or termination may be made after the date on which an Executive Officer is selected as a Participant for a Plan Year which would adversely affect the rights of such Participant with respect to such Plan Year.

  7.4 OTHER PAYMENTS OR AWARDS. Nothing contained in the Plan will be deemed in any way to limit, restrict or require the Company from making or to make any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

  7.5 PAYMENTS TO OTHER PERSONS. If payments are legally required to be made to any person other than the person to whom any amount is payable under the

       Plan, such payments will be made accordingly. Any such payment will be a complete discharge of the liability of the Company under the Plan.

  7.6 UNFUNDED PLAN. Nothing in this Plan will require the Company to purchase assets or place assets in a trust or other entity to which contributions are made or otherwise to segregate any assets for the purpose of satisfying any obligations under the Plan. Participants will have no rights under the plan other than as unsecured general creditors of the Company.

  7.7 LIMITS OF LIABILITY. Neither the Company, the Committee nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, will have any liability to any party for any action taken or not taken in good faith under the Plan.

  7.8 NO RIGHT OF EMPLOYMENT. Nothing in this Plan will be construed as creating any contract of employment or conferring upon any Employee or Participant any right to continue in the employ or other service of the Company or limit in any way the right of the Company to change such person's compensation or other benefits or to terminate the employment or other service of such person with or without Cause.

  7.9 SECTION HEADINGS. The section headings contained herein are for convenience only, and in the event of any conflict, the text of the Plan, rather than the section headings, will control.

  7.10 INVALIDITY. If any term or provision contained herein is to any extent invalid or unenforceable, such term or provision will be reformed so that it is valid, and such invalidity or unenforceability will not affect any other provision or part hereof.

  7.11 APPLICABLE LAW. The Plan will be governed by the laws of the state of California as determined without regard to the conflict of law principles thereof.

  7.12 EFFECTIVE DATE. Subject to the approval of the Company's shareholders, the Plan shall be effective as of March 1, 1996.

                      COUNTRYWIDE CREDIT INDUSTRIES, INC.

                             1993 STOCK OPTION PLAN

                  (AMENDED AND RESTATED AS OF MARCH 27, 1996)

1.   PURPOSE.
     -------

     The purpose of this Plan is to strengthen Countrywide Credit Industries, Inc. by providing an incentive to its key employees and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to key employees and directors of the Company and the Subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of options to purchase shares of the Company's common stock under the amended and restated Countrywide Credit Industries, Inc. 1993 Stock Option Plan.

2.   DEFINITIONS.
     -----------

     For purposes of the Plan:

     (a) "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (1) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (2) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

     (b) "Agreement" means the written agreement between the Company and an Optionee evidencing the grant of an Option and setting forth the terms and conditions thereof.

     (c) "Board" means the Board of Directors of the Company.

     (d) "Cause" means (1) any act of (A) fraud or intentional misrepresentation, or (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect majority-owned subsidiary of the Company, or (2) willful violation of any law, rule or regulation in connection with the performance of an Optionee's duties (other than traffic violations or similar offenses).

     (e) "Change in Capitalization" means any increase or reduction in the number of Shares, or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, stock dividend, stock split or reverse stock split, combination or exchange of shares, or other similar event.

     (f) "Change in Control" means the occurrence of any one of the following events:

          (1) An acquisition (other than directly from Employer) of any common stock or other "Voting Securities" (as hereinafter defined) of Employer by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty five percent (25%) or more of the then outstanding shares of Employer's common stock or the combined voting power of Employer's then outstanding Voting Securities; provided, however, in determining whether a
                                  --------  -------
               Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. For purposes of this Agreement, (A) "Voting Securities" shall mean Employer's outstanding voting securities entitled to vote generally in the election of directors and (B) a "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by
               (x) Employer or (y) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by Employer (for purposes of this definition, a "Subsidiary"), (ii) Employer or any of its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

          (2) The individuals who as of March 27, 1996 are members of the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the members of the Board; provided, however,
                                                             --------  -------
               that if the election, or nomination for election by Employer's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided further, however, that no
                                       ----------------  -------
               individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-

               11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

      (3)      The consummation of:

               (A) A merger, consolidation or reorganization involving Employer, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of Employer where:

                    (i) the stockholders of Employer, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least seventy percent (70%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger, consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

                    (ii) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or in the event that, immediately following the consummation of such transaction, a corporation beneficially owns, directly or indirectly, a majority of the Voting Securities of the Surviving Corporation, the board of directors of such corporation; and

                    (iii) no Person other than (w) Employer, (x) any Subsidiary,
                          (y) any employee benefit plan (or any trust forming a part thereof) maintained by Employer, the Surviving Corporation, or any Subsidiary, or (z)
                         any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty five percent (25%) or more of the then outstanding Voting Securities or common stock of Employer, has Beneficial Ownership of twenty five percent (25%) or more of the combined voting power of the Surviving Corporation's then outstanding Voting Securities or its common stock;

               (B)  A complete liquidation or dissolution of Employer; or

               (C) The sale or other disposition of all or substantially all of the assets of Employer to any Person (other than a transfer to a Subsidiary).

          Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of common stock or Voting Securities by Employer which, by reducing the number of shares of common stock or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of common stock or Voting Securities by Employer, and after such share acquisition by Employer, the Subject Person becomes the Beneficial Owner of any additional common stock or Voting Securities which increases the percentage of the then outstanding common stock or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

     (g) "Code" means the Internal Revenue Code of 1986, as amended.

     (h) "Committee" means a committee consisting of at least two (2) directors appointed by the Board to administer the Plan and to perform the functions set forth herein.

     (i) "Company" means Countrywide Credit Industries, Inc.

     (j) "Director Option" means an Option granted to a Nonemployee Director pursuant to Section 5.

     (k) "Disability" means a physical or mental infirmity which impairs the Optionee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

     (l) "Disinterested Director" means a director of the Company who is "disinterested" within the meaning of Rule 16b-3 under the Exchange Act.

     (m) "Eligible Employee" means any officer or other key employee of the Company or a Subsidiary designated by the Committee as eligible to receive Options subject to the conditions set forth herein.

     (n) "Employee Option" means an Option granted to an Eligible Employee pursuant to Section 6.

     (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (p) "Fair Market Value" on any date means the average of the high and low sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or if such Shares are not so listed or admitted to trading, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and in accordance with Section 422 of the Code.

     (q) "Incentive Stock Option" means an Option satisfying the requirements of
Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

     (r) "Nonemployee Director" means a director of the Company who is not an employee of the Company or any Subsidiary.

     (s) "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

     (t) "Option" means an Employee Option, a Director Option, or either or both of them.

     (u) "Optionee" means a person to whom an Option has been granted under the Plan.

     (v) "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

     (w) "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

     (x) "Plan" means the Countrywide Credit Industries, Inc. 1993 Stock Option Plan, as amended and restated effective March 27, 1996.

     (y) "Shares" means the common stock, par value $.05 per share, of the Company.

     (z) "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

     (aa) "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

     (bb) "Ten-Percent Stockholder" means an Eligible Employee, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

3.   ADMINISTRATION.
     --------------

     (a) The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not less than two members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members shall be as fully effective as if made by a majority vote at a meeting duly called and held. Each member of the Committee shall be a Disinterested Director and an Outside Director. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

     (b) Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

          (1) determine those Eligible Employees to whom Employee Options shall be granted under the Plan and the number of Incentive Stock Options and/or Nonqualified Stock Options to be granted to each Eligible Employee and to prescribe the terms and conditions (which need not be identical) of each such Employee Option, including the purchase price per Share subject to each Employee Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan;

          (2) to construe and interpret the Plan and the Options granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable so that the Plan complies with applicable law, including Rule 16b-3 under the Exchange Act and the Code to the extent applicable, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and all other persons having any interest therein;

          (3) to determine the duration and purposes for leaves of absence which may be granted to an Optionee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

          (4) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

          (5) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

4.   STOCK SUBJECT TO PROGRAM.
     ------------------------

     (a) The maximum number of Shares that may be made the subject of Options granted under the Plan is ten million five hundred thousand (10,500,000);

provided, however, that the maximum number of Shares that may be the subject of
- --------  -------
Options granted to any Eligible Employee from and after March 27, 1996 and during the term of the Plan may not exceed three million (3,000,000). Upon a Change in Capitalization the maximum number of Shares shall be adjusted in number and kind pursuant to Section 8. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

     (b) Whenever any outstanding Option or portion thereof expires, is canceled or is otherwise terminated for any reason (other than upon the surrender of the Option pursuant to Section 7(e) hereof), the Shares allocable to the expired, canceled or otherwise terminated Option or portion thereof may again be the subject of Options granted hereunder.

5.   OPTION GRANTS FOR NONEMPLOYEE DIRECTORS.
     ---------------------------------------

     (a) Grant.  Director Options shall be granted to each Nonemployee Director
         -----
on the first business day of June of each year that the Plan is in effect. The number of Shares and the purchase price therefor of each Director Option shall be as provided in this Section 5 and such Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board. Notwithstanding the foregoing provisions of this Subsection (a), no Option shall be granted in any year to a Nonemployee Director who makes a written election not to receive such Option under the Plan, provided such election is filed with the Secretary of the
                       --------
Company at least one business day prior to the date such grant would otherwise be made under the Plan; provided, further, that an election made pursuant to
                        --------  -------
this sentence shall remain effective until the next business day following the date a written notice revoking such election is made and filed with the Secretary of the Company. A Nonemployee Director who makes an election not to receive an Option will not receive anything from the Company in lieu thereof.

     (b) Number of Shares. Each Director Option granted shall be in respect of a number of Shares equal to the lesser of (1) 7,500 multiplied by a fraction, the numerator of which is the earnings per Share on a fully diluted basis of the Company for the fiscal year of the Company ended immediately before the date of grant of the Director Option (as reported in the audited Financial Statements included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), but in no event less than zero) (the "EPS Numerator Amount") and the denominator of which is $.68, or (2) 7,500 multiplied by a fraction, the numerator of which is the EPS Numerator Amount and the denominator of which is the earnings per share on a fully diluted basis of the Company for the fiscal year immediately preceding the fiscal year in respect of which the EPS Numerator Amount is determined as reported in the Company's Annual Report on Form 10-K filed with the SEC. The number 7,500 and the $.68 amount referred to in the previous sentence shall be equitably adjusted in the event of a Change in Capitalization.

     (c) Purchase Price. The purchase price for Shares under each Director Option shall be equal to 100% of the Fair Market Value of a Share on the date the Director Option is granted.

     (d) Duration.  Director Options shall be for a term of ten (10) years.

     (e) Vesting. Subject to Section 7(e) hereof, Director Options shall be exercisable in whole or in part at any time after one year from the date of grant of the Director Option.

     (f) The provisions in this Section 5 shall not be amended more than once every six months, other than to comport with changes in the Code or the rules and regulations thereunder.

     (g) Notwithstanding the foregoing, no Director Option will be granted to any Nonemployee Director pursuant to this Section 5 on any day if such Nonemployee Director is granted an option pursuant to Section 5 of the Company's 1991 Stock Option Plan on such day.

6.   OPTION GRANTS FOR ELIGIBLE EMPLOYEES.
     ------------------------------------

     (a) Subject to the provisions of the Plan and to Section 4(a) above, the Committee shall have full and final authority to select those Eligible Employees who will receive Employee Options, the terms and conditions of which shall be set forth in an Agreement; provided, however, that no Eligible Employee shall
                           --------  -------
receive any Incentive Stock Options unless he or she is an employee of the Company, a Parent or a Subsidiary at the time the Incentive Stock Option is granted.

     (b) Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Employee Option shall be determined by the Committee and set forth in the Agreement; provided, however,
                                                            --------  -------
that the purchase price per Share under each Employee Option shall not be less than 100% of the Fair Market Value of a Share on the date the Employee Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

     (c) Duration. Employee Options granted hereunder shall be for such term as the Committee shall determine, provided that no Employee Option shall be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder). The Committee may, subsequent to the granting of any Employee Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

     (d) Vesting. Subject to Section 7(e) hereof, each Employee Option shall, commencing not earlier than the first anniversary of the date of its grant, become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Employee Option expires. The

Committee may accelerate the exercisability of any Employee Option or portion thereof at any time.

     (e) Modification or Substitution. The Committee may, in its discretion, modify outstanding Employee Options or accept the surrender of outstanding Employee Options (to the extent not exercised) and grant new Options in substitution for them. Notwithstanding the foregoing, no modification of an Employee Option shall adversely alter or impair any rights or obligations under the Employee Option without the Optionee's consent.

7.   TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS.
     ----------------------------------------------

     (a) Non-transferability. Unless provided for to the contrary in the Agreement, no Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

     (b) Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise, by any one or a combination of the following: (1) cash, (2) pursuant to the Company's Stock Option Financing Plan (approved by the Company's shareholders at the Company's 1987 Annual Meeting) as amended from time to time or any successor or additional financing plan approved by the Board, through the execution of a promissory note and pledge agreement or (3) transferring Shares to the Company. In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures (other than Share withholding) which are, from time to time, deemed acceptable by the Committee. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

     (c) Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (1) the Option shall have been exercised pursuant to the terms thereof, (2) the Company shall have issued and delivered the Shares to the Optionee and (3) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

     (d) Termination of Employment. Unless, in the case of an Employee Option, otherwise provided in the Agreement evidencing the Employee Option, an Option shall terminate upon or following an Optionee's termination of employment with the Company and its Subsidiaries or service as a director of the Company and its Subsidiaries as follows:

          (1) if an Optionee's employment or service as a director terminates for any reason other than death, Disability or Cause, the Optionee may at any time within three (3) months after his or her termination of employment or service as a director, exercise an Option to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of termination;

          (2) in the event the Optionee's employment or service as a director terminates as a result of Disability, the Optionee may at any time within one
(1) year after such termination exercise such Option to the extent, and only to the extent, the Option or portion thereof was exercisable at the date of such termination;

          (3) if an Optionee's employment or service as a director terminates for Cause, the Option shall terminate immediately and no rights thereunder may be exercised;

          (4) if an Optionee dies while a director or an employee of the Company or any Subsidiary or within three months after termination as described in clause (1) of this Section 7(d) or within one (1) year after termination as a result of Disability as described in clause (2) of this Section 7(d), the Option may be exercised at any time within one (1) year after the Optionee's death by the person or persons to whom such rights under the Option shall pass by will or by the laws of descent and distribution; provided, however, that an Option may
                                         --------  -------
be exercised to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of death or earlier termination.

          Notwithstanding the foregoing, (1) in no event may any Option be exercised by anyone after the expiration of the term of the Option and (2) a termination of service as a director shall not be deemed to occur so long as the director continues to serve the Company as either a director or director emeritus.

     (e) Effect of Change in Control. Notwithstanding anything contained in the Plan or an Agreement to the contrary, in the event of a Change in Control, (1) all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable and (2) an Optionee shall be permitted to surrender for cancellation within sixty (60) days after such Change in Control, any Option or portion of an Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of
(x) (A) in the case of a Nonqualified Stock Option, the greater of (i) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered or (ii) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered or (B) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Option or portion thereof surrendered; provided, however, that in the case of an Option granted within six (6) months prior to the Change in Control to any Optionee who may be subject to liability under Section 16(b) of the Exchange Act, such Optionee shall be entitled to surrender for cancellation his or her Option during the sixty (60) day period commencing upon the expiration of six
(6) months from the date of grant of any such Option.

8.   ADJUSTMENT UPON CHANGES IN CAPITALIZATION.
     -----------------------------------------

     (a) Subject to Section 9, in the event of a Change in Capitalization, the maximum number and class of Shares or other stock or securities with respect to which Options may be granted under the Plan in the aggregate and to any Optionee, the number and class of Shares or other stock or securities which are subject to outstanding Options granted under the Plan, and the purchase price therefor, if applicable, shall be appropriately and equitably adjusted by the Committee.

     (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

     (c) If, by reason of a Change in Capitalization, an Optionee shall be entitled to exercise an Option with respect to new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions which were applicable to the Shares subject to the Option, as the case may be, prior to such Change in Capitalization.

9.   EFFECT OF CERTAIN TRANSACTIONS.
     ------------------------------

     Subject to Section 7(e), in the event of (1) the liquidation or dissolution of the Company or (2) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options issued hereunder shall continue in effect in accordance with their respective terms and each Optionee shall be entitled to receive in respect of each Share subject to any outstanding Options, as the case may be, upon exercise of any Option, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share. In the event that, after a Transaction, there occurs any change of a type described in Section 2(e) hereof with respect to the shares of the surviving or resulting corporation, then adjustments similar to, and subject to the same conditions as, those in Section 8 hereof shall be made.

10.  TERMINATION AND AMENDMENT OF THE PLAN.
     -------------------------------------

     (a) The Plan shall terminate on April 7, 2003, and no Option may be granted thereafter. The Board may sooner terminate or amend the Plan at any time and from time to time; provided, however, that to the extent necessary under Section
                   --------  -------
16(b) of the Exchange Act and the rules and regulations promulgated thereunder or other applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations at an annual or special meeting held within twelve (12) months after the date of adoption of such amendment.

     (b) Except as provided in Sections 8 and 9 hereof, rights and obligations under any Option granted before any amendment or termination of the Plan shall not be adversely altered or impaired by such amendment or termination, except with the consent of the Optionee, nor shall any amendment or termination deprive any Optionee of any Shares which he may have acquired through or as a result of the Plan.

11.  NON-EXCLUSIVITY OF THE PLAN.
     ---------------------------

     The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

12.  LIMITATION OF LIABILITY.
     -----------------------

     As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

     (a) give any person any right to be granted an Option other than at the sole discretion of the Committee;

     (b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

     (c) limit in any way the right of the Company to terminate the employment of any person at any time; or

     (d) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

13.  REGULATIONS AND OTHER APPROVALS; GOVERNING LAW.
     ----------------------------------------------

     (a) This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware.

     (b) The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

     (c) (1) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

          (2) The Director Options described in Section 5 are intended to qualify as formula awards under Rule 16b-3 promulgated under the Exchange Act (thereby preserving the disinterested status of Nonemployee Directors receiving such awards) and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with the foregoing intent shall be inoperative and shall not affect the validity of the Plan.

          (3) Unless otherwise expressly stated in the relevant Agreement, each Employee Option granted under the Plan is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code.

     (d) The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Employees granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

     (e) Each Option is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

     (f) Notwithstanding anything contained in the Plan to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder.
The Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares upon exercise of an Option, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

14.  MISCELLANEOUS.
     -------------

     (a) Multiple Agreements. The terms of each Option may differ from other Options granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option to a given Eligible Employee during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that Eligible Employee.

     (b) Withholding of Taxes. (1) The Company shall have the right to deduct from any distribution of cash to any Optionee, an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to any Option. If an Optionee is entitled to receive Shares upon exercise of an Option, the Optionee shall pay the Withholding Taxes to the Company prior to the issuance, or release from escrow, of such Shares. In satisfaction of the Withholding Taxes to the Company, the Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares issuable to him or her upon exercise of the Option having an aggregate Fair Market Value equal to the Withholding Taxes, provided that in respect of an Optionee who may be subject to liability under Section 16(b) of the Exchange Act either (A) (i) the Optionee makes the Tax Election at least six
(6) months after the date the Option was granted, (ii) the Option is exercised during the ten day period beginning on the third business day and ending on the twelfth business day following the release for publication of the Company's quarterly or annual statements of earnings (a "Window Period") and (iii) the Tax Election is made during the Window Period in which the Option is exercised or prior to such Window Period and subsequent to the immediately preceding Window Period or (B) (i) the Tax Election is made at least six (6) months prior to the date the Option is exercised and (ii) the Tax Election is irrevocable with respect to the exercise of all Options which are exercised prior to the expiration of six (6) months following an election to revoke the Tax Election. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, (x) modify the provisions in the preceding sentence or impose such other restrictions or limitations on Tax Elections as may be necessary to ensure that the Tax Elections will be exempt transactions under Section 16(b) of the Exchange Act, and (y) permit Tax Elections to be made at such other times and subject to such other conditions as the Committee determines will constitute exempt transactions under Section 16(b) of the Exchange Act.

          (2) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office, and immediately deliver to the Company the amount of Withholding Taxes.

15.  EFFECTIVE DATE.
     --------------

     The effective date of the Amended and Restated Plan shall be the date of its adoption by the Board, subject only to the approval by the affirmative votes of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within twelve (12) months of such adoption.

     Notwithstanding any provision contained herein to the contrary, any Option outstanding on the date the Board adopts the Amended and Restated Plan will be governed by the terms of the Plan as in effect immediately prior to such adoption.

                     SECOND RESTATED EMPLOYMENT AGREEMENT
                     ------------------------------------

     THIS RESTATED EMPLOYMENT AGREEMENT (the "Agreement") has been executed as of March 26, 1996 by and between Countrywide Credit Industries, Inc., a Delaware corporation ("Employer"), and David S. Loeb ("Officer").


                              W I T N E S S E T H:
                              --------------------

     WHEREAS, Officer currently holds the offices of Chairman of the Board of Directors of Employer (the "Board") and President of Employer; and

     WHEREAS, Employer desires to obtain the benefit of continued services of Officer and Officer desires to continue to render services to Employer; and

     WHEREAS, the Board has determined that it is in Employer's best interest and that of its stockholders to recognize the substantial contribution that Officer has made and is expected to continue to make to the Company's business and to retain his services in the future; and

     WHEREAS, Employer and Officer set forth the terms and conditions of Officer's employment with Employer under an employment agreement entered into as of March 1, 1991 (the "Original Agreement"); and

     WHEREAS, Employer and Officer entered into Amendment No. 1 to Employment Agreement as of November 5, 1992 ("Amendment No. 1"), entered into Amendment No. 2 to Employment Agreement as of November 10, 1992 ("Amendment No. 2") and entered into a Restated Employment Agreement as of February 2, 1993 (the "First Restated Agreement"); and

     WHEREAS, Employer and Officer desire to set forth the continued terms and conditions of Officer's employment with Employer under this Agreement;

     WHEREAS, the effectiveness of this Agreement is subject to the approval of Employer's stockholders of the provisions of Section 4(b) hereof and the amendments to the 1993 Plan (as defined herein) as submitted to stockholders for approval.

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties hereto agree as follows:

     1.  Term.  Employer agrees to employ Officer and Officer agrees to serve
         ----
Employer, in accordance with the terms hereof, for a term beginning on the Effective Date (as defined in Section 8(c) hereof) and ending on February 28, 2001, unless earlier terminated in accordance with the provisions hereof.

     2.  Specific Position; Duties and Responsibilities.  Employer and Officer
         ----------------------------------------------
hereby agree that, subject to the provisions of this Agreement, Employer will employ Officer and Officer will serve Employer and its subsidiaries as Chairman of the Board and President of Employer. Employer agrees that Officer's duties hereunder shall be the usual and customary duties of the offices of Chairman of the Board and President and such further duties consistent therewith as may be designated from time to time by the Board, and shall not be inconsistent with the provisions of the charter documents of Employer or applicable law. Officer shall have such executive power and authority as shall reasonably be required to enable him to discharge his duties in the offices which he may hold. All compensation paid to Officer by Employer or any of its subsidiaries shall be aggregated in determining whether Officer has received the benefits provided for herein.

     3.  Scope of this Agreement and Outside Affiliations.  During the term of
         ------------------------------------------------
this Agreement, Officer shall devote his full business time and energy, except as expressly provided below, to the business, affairs and interests of Employer and its subsidiaries, and matters related thereto, and shall use his best efforts and abilities to promote its interests. Officer agrees that he will diligently endeavor to promote the business, affairs and interests of Employer and its subsidiaries and perform services contemplated hereby, in accordance with the policies established by the Board, which policies shall be consistent with this Agreement. Officer agrees to serve without additional remuneration in such senior executive capacity not below the rank of President for one or more (direct or indirect) subsidiaries of Employer as the Board may from time to time request, subject to appropriate authorization by the subsidiary or subsidiaries involved and any limitation under applicable law. Officer's failure to discharge an order or perform a function because Officer reasonably and in good faith believes such would violate a law or regulation or be dishonest shall not be deemed a breach by him of his obligations or duties pursuant to any of the provisions of this Agreement, including without limitation pursuant to Section 5(c) hereof.

     During the course of Officer's employment as a full-time officer hereunder, Officer shall not, without the consent of the Board, compete, directly or indirectly, with Employer in the businesses then conducted by Employer.

     Officer may serve as a director or in any other capacity of any business enterprise, including an enterprise whose activities may involve or relate to the business of Employer, provided that such service is expressly approved by the Board. Officer may make and manage personal business investments of his choice and serve in any capacity with any civic, educational or charitable organization, or any governmental entity or trade association, without seeking or obtaining approval by the Board, provided such activities and services do not materially interfere or conflict with the performance of his duties hereunder.

     4.  Compensation and Benefits.
         -------------------------

          (a) Base Salary.  Employer shall pay to Officer a base salary in each
              -----------
fiscal year of Employer (a "Fiscal Year") or portion thereof covered by this Agreement at the annual rate of $1,300,000:

          (b) Incentive Compensation.  Employer shall pay to Officer for each of
              ----------------------
the Fiscal Years ending in 1997 through 2001 an incentive compensation award in the amount of the incentive compensation award paid to Officer in the previous Fiscal Year, multiplied by a fraction (the "Performance Ratio") the numerator of which is the earnings per share on a fully diluted basis of Employer during such current Fiscal Year as reported in the audited Financial Statements included in Employer's Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "EPS") and the denominator of which is the EPS for the previous Fiscal Year (adjusted proportionately in the event Employer (A) declares a stock dividend on its common stock, (B) subdivides its outstanding common stock, (C) combines the outstanding shares of its capital stock into a smaller number of common stocks or (D) issues any shares of its capital stock in a reclassification of the common stock (including any such reclassification in connection with a consolidation or merger in which Employer is the continuing or surviving corporation)); provided, however, that the Compensation Committee of the Board (the "Compensation Committee") may reduce the amount of any incentive compensation award in the event there is a substantial distortion in EPS for the Fiscal Year in respect of which the award is being paid resulting from an acquisition, a divestiture, or a change in accounting standards.

          (c) Stock Options.  Employer shall grant to Officer a stock option in
              -------------
respect of 1,000,000 shares of the Employer's common stock on the first business day following the Effective Date, such option to become exercisable as to 333,333, 333,333 and 333,334 shares on each of the first three (3) anniversaries of the date of grant. Employer may also grant to Officer stock options in respect of each of the Fiscal Years ending in 2000 and 2001 for such number of shares of Employer's common stock as the Compensation Committee in its sole discretion determines, taking into account Officer's and Employer's performance in each of such Fiscal Years and the competitive practices then prevailing regarding the granting of stock options. All stock options granted in accordance with this Section 4(c) shall be granted pursuant to the Countrywide Credit Industries, Inc. 1993 Stock Option Plan, as amended (the "1993 Plan"), or such other stock option plan or plans as may be or come into effect during the term of this Agreement and shall have a per share exercise price equal to the fair market value (as defined in the 1993 Plan or such other plan or plans) of the common stock at the time of grant. The stock options granted pursuant to this Section shall consist of incentive stock options to the extent permitted by law or regulation.

          (d) Additional Benefits.  Officer shall also be entitled to all rights
              -------------------
and benefits for which he is otherwise eligible under any bonus plan, stock purchase plan, participation or extra compensation plan, executive compensation plan, pension plan, profit-sharing plan, life and medical insurance policy, or other plans or benefits, which Employer or its subsidiaries may provide for him, or provided he is eligible to participate therein, for senior officers generally or for employees generally, during the term of this Agreement (collectively, "Additional Benefits"). This Agreement shall not affect the provision of any other compensation, retirement or other benefit program or plan of Employer.

          (e) Continuation of Benefits.  If Officer's employment is terminated
              ------------------------
hereunder, pursuant to Section 5(a), 5(b) or 5(d) hereof, Employer shall continue for the period specified in Section 5(a) or 5(b) hereof or three years in the case of a termination pursuant to Section 5(d) hereof, as the case may be, to provide benefits substantially equivalent to Additional Benefits (other than qualified pension or profit sharing plan benefits and option, equity or stock appreciation or other incentive plan benefits as distinguished from health, disability and welfare type benefits) on behalf of Officer and his dependents and beneficiaries which were being provided to them immediately prior to Officer's Termination Date, but only to the extent that Officer is not entitled to comparable benefits from other employment.

          (f) Deferral of Amounts Payable Hereunder.  In the event Officer
              -------------------------------------
should desire to defer receipt of any cash payments to which he would otherwise be entitled hereunder, he may present such a written request to the Compensation Committee which, in its sole discretion, may enter into a separate deferred compensation agreement with Officer.

          (g) Notwithstanding anything to the contrary contained in this Agreement, in no event shall the Performance Ratio be less than zero. Employer shall pay the incentive compensation award described in Section 4(b) hereof for each Fiscal Year as early after the end of such Fiscal Year as practicable but in no event more than 90 days after the end of such Fiscal Year; provided, however, that the incentive compensation award described in Section 4(b) hereof may be paid, in whole or in part, prior to the end of the Fiscal Year to which such incentive compensation award relates, on such terms and conditions and at such times as may otherwise be mutually agreed upon by Employer and Officer. If the Compensation Committee shall determine to grant to Officer the stock options described in Section 4(c) hereof in respect of either of the Fiscal Years ending in 2000 or 2001, such options shall be granted at the same time as Employer grants stock options to its other senior executives in respect of such Fiscal Year (but in no event later than June 30 following the end of such Fiscal Year).

     5.  Termination.  The compensation and benefits provided for herein and the
         -----------
employment of Officer by Employer shall be terminated only as provided for below in this Section 5:

          (a) Disability.  In the event that Officer shall fail, because of
              ----------
illness, injury or similar incapacity ("Disability"), to render for four (4) consecutive calendar months, or for shorter periods aggregating eighty (80) or more business days in any twelve (12) month period, services contemplated by this Agreement, Officer's full-time employment hereunder may be terminated, by written Notice of Termination from Employer to Officer; and thereafter, Employer shall continue, from the Termination Date until Officer's death or the fifth anniversary of such notice, whichever first occurs (the "Disability Payment Period"), (i) to pay compensation to Officer, in the same manner as in effect immediately prior to the Termination Date, in an amount equal to (1) fifty percent (50%) of the then existing base salary payable immediately prior to the termination, minus (2) the amount of any cash payments to him under the terms of Employer's disability insurance or other disability benefit plans or Employer's tax-qualified Defined Benefit Pension Plan, and any compensation he may receive pursuant to any other employment, and (ii) to provide during the Disability Payment Period the benefits specified in Section 4(e) hereof.

          The determination of Disability shall be made only after 30 days notice to Officer and only if Officer has not returned to performance of his duties during such 30-day period. In order to determine Disability, both Employer and Officer shall have the right to provide medical evidence to support their respective positions, with the ultimate decision regarding Disability to be made by a majority of Employer's disinterested directors.

          (b) Death.  In the event that Officer shall die during the term of
              -----
this Agreement, Employer shall pay Officer's base salary for a period of twelve

(12) months following the date of Officer's death and in the manner otherwise payable hereunder, to such person or persons as Officer shall have directed in writing or, in the absence of a designation, to his estate (the "Beneficiary"). Employer shall also provide during the twelve-month period following the date of the Officer's death the benefits specified in Section 4(e) hereof. If Officer's death occurs while he is receiving payments for Disability under Section 5(a)(i) above, such payments shall cease and the Beneficiary shall be entitled to the payments and benefits under this Subsection (b), which shall continue for a period of twelve months thereafter at the full rate of compensation in effect immediately prior to the Disability. This Agreement in all other respects will terminate upon the death of Officer; provided, however, that the termination of the Agreement shall not affect Officer's entitlement to all other benefits in which he has become vested or which are otherwise payable in respect of periods ending prior to its termination.

          (c) Cause.  Employer may terminate Officer's employment under this
              -----
Agreement for "Cause." A termination for Cause is a termination by reason of (i) a material breach of this Agreement by Officer (other than as a result of incapacity due to physical or mental illness) which is committed in bad faith or without reasonable belief that such breach is in the best interests of Employer and which is not remedied within a reasonable period of time after receipt of written notice from Employer specifying such breach, or (ii) Officer's conviction by a court of competent jurisdiction of a felony, or (iii) entry of an order duly issued by any federal or state regulatory agency having jurisdiction in the matter removing Officer from office of Employer or its subsidiaries or permanently prohibiting him from participating in the conduct of the affairs of Employer or any of its subsidiaries. If Officer shall be convicted of a felony or shall be removed from office and/or temporarily prohibited from participating in the conduct of Employer's or any of its subsidiaries' affairs by any federal or state regulatory authority having jurisdiction in the matter, Employer's obligations under Sections 4(a), 4(b) and 4(c) hereof shall be automatically suspended; provided, however, that if the charges resulting in such removal or prohibition are finally dismissed or if a final judgment on the merits of such charges is issued in favor of Officer, or if the conviction is overturned on appeal, then Officer shall be reinstated in full with back pay for the removal period plus accrued interest at the rate then payable on judgments. During the period that Employer's obligations under Sections 4(a), 4(b) and 4(c) hereof are suspended, Officer shall continue to be entitled to receive Additional Benefits under Section 4(d) until the conviction of the felony or removal from office has become final and non-appealable. When the conviction of the felony or removal from office has become final and non-appealable, all of Employer's obligations hereunder shall terminate; provided, however, that the termination of Officer's employment pursuant to this Section 5(c) shall not affect

Officer's entitlement to all benefits in which he has become vested or which are otherwise payable in respect of periods ending prior to his termination of employment.

          (d) Good Reason.  Officer may terminate his employment for Good
              -----------
Reason. For purposes of this Agreement, "Good Reason" shall be deemed to occur if Employer notifies Officer of a termination of his employment other than for Cause or if Employer breaches this Agreement in any material respect or if the Board (i) elects a person other than Officer as Employer's President or Chairman of the Board without Officer's consent, (ii) reorganizes management so as to require him to report to a person or persons other than the Board, or (iii) takes any other action which, in Officer's sole judgment, results in the diminution in Officer's status, title, position and responsibilities other than an insubstantial action not taken in bad faith and which is remedied by Employer promptly after receipt of notice by Officer. Notwithstanding the foregoing, Officer may terminate his employment for any or no reason within one year following a "Change in Control" (as defined in Appendix A to this Agreement) and such termination shall be considered a termination for Good Reason hereunder.
If Officer's employment shall be terminated by Employer other than for Cause or by Officer for Good Reason, then Employer shall pay Officer in a single payment, as severance pay and in lieu of any further salary and incentive compensation for periods subsequent to the Termination Date, an amount in cash equal to three times the sum of (A) Officer's annual base salary at the Termination Date and
(B) the aggregate bonus and/or incentive compensation paid or payable to Officer in respect of the Fiscal Year preceding the fiscal year in which Officer's Termination Date occurs.

          Notwithstanding anything in this Agreement to the contrary, in the event it shall be determined that any payment or distribution by Employer or any other person or entity to or for the benefit of Officer (within the meaning of Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended (the "Code")), whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise in connection with, or arising out of, his employment with Employer or a change in ownership or effective control of Employer or a substantial portion of its assets (a "Payment"), would be subject to the excise tax imposed by Section 4999 of the Code (the "Excise Tax"), the Payments shall be reduced (but not below zero) if and to the extent that such reduction would result in Officer retaining a larger amount, on an after-tax basis (taking into account federal, state and local income taxes and the imposition of the Excise Tax), than if Officer received all of the Payments. If the application of the preceding sentence should require a reduction in Payments or other "parachute payments" (within the meaning of Section 280G of the Code), unless Officer shall have designated otherwise, such reduction shall be implemented, first, by reducing any non-cash benefits to the extent necessary and, second, by reducing any cash benefits to the extent necessary. In each case, the reductions shall be made starting with the payment or benefit to be made on the latest date following the Termination Date and reducing payments or benefits in reverse chronological order therefrom. All determinations concerning the application of this paragraph shall be made by a nationally recognized firm of independent accountants, selected by Officer and satisfactory to Employer, whose determination shall be conclusive and binding on all parties. The fees and expenses of such accountants shall be borne by Employer.

          (e) Resignation.  Except as provided in Section 5(d) hereof, if during
              -----------
the term of this Agreement, Officer shall resign voluntarily, all of his rights to payment or benefits hereunder shall immediately terminate; provided, however, that the termination of Officer's employment pursuant to this Section 5(e) shall not affect Officer's entitlement to all benefits in which he has become vested or which are otherwise payable in respect of periods ending prior to his termination of employment.

          (f) Notice of Termination.  Any purported termination by Employer or
              ---------------------
by Officer shall be communicated by a written Notice of Termination to the other party hereto which indicates the specific termination provision in this Agreement, if any, relied upon and which sets forth in reasonable detail the facts and circumstances, if any, claimed to provide a basis for termination of Officer's employment under the provision so indicated. For purposes of this Agreement, no such purported termination shall be effective without such Notice of Termination. The "Termination Date" shall mean the date specified in the Notice of Termination, which shall be no less than 30 or more than 60 days from the date of the Notice of Termination. Notwithstanding any other provision of this Agreement, in the event of any termination of Officer's employment hereunder for any reason, Employer shall pay Officer his full base salary through the Termination Date, plus any Additional Benefits which have been earned or become payable, but which have not yet been paid as of such Termination Date plus (unless Officer has resigned voluntarily pursuant to Section 5(e) or been terminated for Cause in accordance with Section 5(c) hereof) the Pro Rata Bonus (as defined below). The "Pro Rata Bonus" shall mean the amount equal to the product of (x) the bonus or incentive award referred to in Section 4(b) hereof paid or payable to Officer for the last full Fiscal Year of Employer prior to Officer's Termination Date and (y) the fraction obtained by dividing (A) the number of days elapsed since the end of such Fiscal Year through the Termination Date and (B) 365.

          (g) Payments.  All payments required under this Agreement (other than
              --------
the Additional Benefits payable pursuant to Section 4(e) hereof) as a result of the termination of Officer's employment hereunder shall be made within 15 days of the Termination Date or, if any portion is not then reasonably determinable, within five (5) days after such portion is so determinable. In the event of a dispute concerning the validity of a purported termination which is maintained in good faith, the Termination Date shall mean the date the dispute is finally resolved and Employer will continue to provide Officer with the compensation and benefits provided for under this Agreement, until the dispute is finally resolved without any obligation by Officer to repay any of such amounts to Employer, notwithstanding the final outcome of the dispute. Payments required to be made by this Section 5(g) are in addition to all other amounts due under
Section 5 of this Agreement and shall not be offset against or reduce any other amounts due under Section 5 of this Agreement. Officer shall be required to render services to Employer during the period following his Termination Date but before the dispute concerning the termination is finally determined unless Employer fails to provide Officer with a reasonable opportunity to perform his duties under this Agreement during such period.

     6.  Reimbursement of Business Expenses.  During the term of this Agreement,
         ----------------------------------
Employer shall reimburse Officer promptly for all expenditures (including travel, entertainment, parking, business meetings, and the monthly costs (including dues) of maintaining memberships at appropriate clubs) to the extent that such expenditures meet the requirements of the Code for deductibility by Employer for federal income tax purposes or are otherwise in compliance with the rules and policies of Employer and are substantiated by Officer as required by the Internal Revenue Service and rules and policies of Employer.

     7.  Indemnity.  To the extent permitted by applicable law, the Certificate
         ---------
of Incorporation and the By-Laws of Employer (as from time to time in effect) and any indemnity agreements entered into from time to time between Employer and Officer, Employer shall indemnify Officer and hold him harmless for any acts or decisions made by him in good faith while performing services for Employer, and shall use reasonable efforts to obtain coverage for him under liability insurance policies now in force or hereafter obtained during the term of this Agreement covering the other officers or directors of Employer.

     8.  Miscellaneous.
         -------------

          (a) Succession.  This Agreement shall inure to the benefit of and
              ----------
shall be binding upon Employer, its successors and assigns, but without the prior written consent of Officer, this Agreement may not be assigned other than in connection with a merger or sale of substantially all the assets of the Employer or similar transaction. Employer shall not agree to any such transaction unless the successor to or assignee of the Company's business and/or assets in such transaction expressly assumes all obligations of the Employer hereunder. The obligations and duties of Officer hereby shall be personal and not assignable.

          (b) Notices.  Any notices provided for in this Agreement shall be sent
              -------
to Employer at 155 North Lake Avenue, Pasadena, California 91101, Attention:
Corporate Counsel/Secretary, with a copy to the Chairman of the Compensation Committee at the same address, or to such other address as Employer may from time to time in writing designate, and to Officer at such address as he may from time to time in writing designate (or his business address of record in the absence of such designation). All notices shall be deemed to have been given two (2) business days after they have been deposited as certified mail, return receipt requested, postage paid and properly addressed to the designated address of the party to receive the notices.

          (c) Effective Date.  This Agreement shall become effective on the date
              --------------
of the annual meeting of Employer's stockholders in 1996 (the "Effective Date") provided Employer's stockholders vote to approve the provisions of Section 4(b) hereof and the amendments to the 1993 Plan as submitted to the stockholders for approval. If either of such matters is not approved by Employer's stockholders, this Agreement shall be null and void and the First Restated Agreement shall continue in full force and effect.

          (d) Entire Agreement.  This instrument contains the entire agreement
              ----------------
of the parties relating to the subject matter hereof, and it replaces and supersedes any prior agreements between the parties relating to said subject matter, including, but not limited to, the First Restated Agreement; provided, however, that until this Agreement shall become effective, the First Restated Agreement shall continue in full force and effect. No modifications or amendments of this Agreement (including, but not limited to the provisions of Section 4 hereof) shall be valid unless made in writing and signed by the parties hereto.

          (e) Waiver.  The waiver of the breach of any term or of any condition
              ------
of this Agreement shall not be deemed to constitute the waiver of any other breach of the same or any other term or condition.

          (f) California Law.  This Agreement shall be construed and interpreted
              --------------
in accordance with the laws of California.

          (g) Attorneys' Fees in Action on Contract.  If any litigation shall
              -------------------------------------
occur between the Officer and Employer, which litigation arises out of or as a result of this Agreement or the acts of the parties hereto pursuant to this Agreement, or which seeks an interpretation of this Agreement, the prevailing party in such litigation, in addition to any other judgment or award, shall be entitled to receive such sums as the court hearing the matter shall find to be reasonable as and for the attorneys' fees of the prevailing party.

          (h) Confidentiality.  Officer agrees that he will not divulge or
              ---------------
otherwise disclose, directly or indirectly, any trade secret or other confidential information concerning the business or policies of Employer or any of its subsidiaries which he may have learned as a result of his employment during the term of this Agreement or prior thereto as an employee, officer or director of or consultant to Employer or any of its subsidiaries, except to the extent such use or disclosure is (i) necessary or appropriate to the performance of this Agreement and in furtherance of Employer's best interests, (ii) required by applicable law, (iii) lawfully obtainable from other sources, or (iv) authorized by Employer. The provisions of this subsection shall survive the expiration, suspension or termination, for any reason, of this Agreement.

          (i) Remedies of Employer.  Officer acknowledges that the services he
              --------------------
is obligated to render under the provisions of this Agreement are of a special, unique, unusual, extraordinary and intellectual character, which gives this Agreement peculiar value to Employer. The loss of these services cannot be reasonably or adequately compensated in damages in an action at law and it would be difficult (if not impossible) to replace these services. By reason thereof, Officer agrees and consents that if he violates any of the material provisions of this Agreement, Employer, in addition to any other rights and remedies available under this Agreement or under applicable law, shall be entitled during the remainder of the term to seek injunctive relief, from a tribunal of competent jurisdiction, restraining Officer from committing or continuing any violation of this Agreement, or from the performance of services to any other business entity, or both.

          (j) Severability.  If any provision of this Agreement is held invalid
              ------------
or unenforceable, the remainder of this Agreement shall nevertheless remain in full force and effect, and if any provision is held invalid or unenforceable with respect to particular circumstances, it shall nevertheless remain in full force and effect in all other circumstances.

          (k) No Obligation to Mitigate.  Officer shall not be required to
              -------------------------
mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise and, except as provided in Section 5(a)(i)(2) hereof, no payment hereunder shall be offset or reduced by the amount of any compensation or benefits provided to Officer in any subsequent employment.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                             COUNTRYWIDE CREDIT INDUSTRIES, INC.
ATTEST:

__________________________   By: _________________________________
Secretary
                             Title: ______________________________

                             OFFICER:



                                __________________________________
                                David S. Loeb, in his
                                individual capacity



116685.07

                                   APPENDIX A
                       TO DAVID LOEB EMPLOYMENT AGREEMENT

          A "Change in Control" shall mean the occurrence during the term of the Agreement, of any one of the following events:

          (a) An acquisition (other than directly from Employer) of any common stock or other "Voting Securities" (as hereinafter defined) of Employer by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty five percent (25%) or more of the then outstanding shares of Employer's common stock or the combined voting power of Employer's then outstanding Voting Securities; provided, however, in determining whether a
                                  --------  -------
               Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. For purposes of this Agreement, (1) "Voting Securities" shall mean Employer's outstanding voting securities entitled to vote generally in the election of directors and (2) a "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by
               (A) Employer or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by Employer (for purposes of this definition, a "Subsidiary"), (ii) Employer or any of its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

          (b) The individuals who, as of the date of the Agreement are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board;

               provided, however, that if the election, or nomination for
               --------  -------
               election by Employer's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided
                                                                 --------
               further,
               -------
               however, that no individual shall be considered a member
               -------
               of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

          (c)  The consummation of:

               (i) A merger, consolidation or reorganization involving Employer, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of Employer where:

                    (A) the stockholders of Employer, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least seventy percent (70%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger, consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

                    (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or in the event that, immediately following the consummation of such transaction, a corporation beneficially owns, directly or indirectly, a majority of the Voting

                         Securities of the Surviving Corporation, the board of directors of such corporation; and

                    (C)  no Person other than (i) Employer, (ii) any Subsidiary,
                         (iii) any employee benefit plan (or any trust forming a part thereof) maintained by Employer, the Surviving Corporation, or any Subsidiary, or (iv) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty five percent (25%) or more of the then outstanding Voting Securities or common stock of Employer, has Beneficial Ownership of twenty five percent (25%) or more of the combined voting power of the Surviving Corporation's then outstanding Voting Securities or its common stock;

               (ii) A complete liquidation or dissolution of Employer; or

              (iii) The sale or other disposition of all or substantially all of the assets of Employer to any Person (other than a transfer to a Subsidiary).

         Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of common stock or Voting Securities by Employer which, by reducing the number of shares of common stock or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of common stock or Voting Securities by Employer, and after such share acquisition by Employer, the Subject Person becomes the Beneficial Owner of any additional common stock or Voting Securities which increases the percentage of the then outstanding common stock or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

                     SECOND RESTATED EMPLOYMENT AGREEMENT
                     ------------------------------------

     THIS RESTATED EMPLOYMENT AGREEMENT (the "Agreement") has been executed as of March 26, 1996 by and between Countrywide Credit Industries, Inc., a Delaware corporation ("Employer"), and Angelo R. Mozilo ("Officer").


                              W I T N E S S E T H:
                              --------------------

     WHEREAS, Officer currently holds the offices of Vice Chairman of the Board of Directors of Employer (the "Board") and Executive Vice President of Employer; and

     WHEREAS, Employer desires to obtain the benefit of continued services of Officer and Officer desires to continue to render services to Employer; and

     WHEREAS, the Board has determined that it is in Employer's best interest and that of its stockholders to recognize the substantial contribution that Officer has made and is expected to continue to make to the Company's business and to retain his services in the future; and

     WHEREAS, Employer and Officer set forth the terms and conditions of Officer's employment with Employer under an employment agreement entered into as of March 1, 1991 (the "Original Agreement"); and

     WHEREAS, Employer and Officer entered into Amendment No. 1 to Employment Agreement as of November 5, 1992 ("Amendment No. 1"), entered into Amendment No. 2 to Employment Agreement as of November 10, 1992 ("Amendment No. 2") and entered into a Restated Employment Agreement as of February 2, 1993 (the "First Restated Agreement"); and

     WHEREAS, Employer and Officer desire to set forth the continued terms and conditions of Officer's employment with Employer under this Agreement;

     WHEREAS, the effectiveness of this Agreement is subject to the approval of Employer's stockholders of the provisions of Section 4(b) hereof and the amendments to the 1993 Plan (as defined herein) as submitted to stockholders for approval.

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties hereto agree as follows:

     1.  Term.  Employer agrees to employ Officer and Officer agrees to serve
         ----
Employer, in accordance with the terms hereof, for a term beginning on the Effective Date (as defined in Section 8(c) hereof) and ending on February 28, 2001, unless earlier terminated in accordance with the provisions hereof.

     2.  Specific Position; Duties and Responsibilities.  Employer and Officer
         ----------------------------------------------
hereby agree that, subject to the provisions of this Agreement, Employer will employ Officer and Officer will serve Employer and its subsidiaries as Vice Chairman of the Board and Executive Vice President of Employer. Employer agrees that Officer's duties hereunder shall be the usual and customary duties of the offices of Chairman of the Board and President and such further duties consistent therewith as may be designated from time to time by the Board, and shall not be inconsistent with the provisions of the charter documents of Employer or applicable law. Officer shall have such executive power and authority as shall reasonably be required to enable him to discharge his duties in the offices which he may hold. All compensation paid to Officer by Employer or any of its subsidiaries shall be aggregated in determining whether Officer has received the benefits provided for herein.

     3.  Scope of this Agreement and Outside Affiliations.  During the term of
         ------------------------------------------------
this Agreement, Officer shall devote his full business time and energy, except as expressly provided below, to the business, affairs and interests of Employer and its subsidiaries, and matters related thereto, and shall use his best efforts and abilities to promote its interests. Officer agrees that he will diligently endeavor to promote the business, affairs and interests of Employer and its subsidiaries and perform services contemplated hereby, in accordance with the policies established by the Board, which policies shall be consistent with this Agreement. Officer agrees to serve without additional remuneration in such senior executive capacity not below the rank of Vice President for one or more (direct or indirect) subsidiaries of Employer as the Board may from time to time request, subject to appropriate authorization by the subsidiary or subsidiaries involved and any limitation under applicable law. Officer's failure to discharge an order or perform a function because Officer reasonably and in good faith believes such would violate a law or regulation or be dishonest shall not be deemed a breach by him of his obligations or duties pursuant to any of the provisions of this Agreement, including without limitation pursuant to Section 5(c) hereof.

     During the course of Officer's employment as a full-time officer hereunder, Officer shall not, without the consent of the Board, compete, directly or indirectly, with Employer in the businesses then conducted by Employer.

     Officer may serve as a director or in any other capacity of any business enterprise, including an enterprise whose activities may involve or relate to the business of Employer, provided that such service is expressly approved by the Board. Officer may make and manage personal business investments of his choice and serve in any capacity with any civic, educational or charitable organization, or any governmental entity or trade association, without seeking or obtaining approval by the Board, provided such activities and services do not materially interfere or conflict with the performance of his duties hereunder.

     4.  Compensation and Benefits.
         -------------------------

          (a) Base Salary.  Employer shall pay to Officer a base salary in each
              -----------
fiscal year of Employer (a "Fiscal Year") or portion thereof covered by this Agreement at the annual rate of $1,300,000:

          (b) Incentive Compensation.  Employer shall pay to Officer for each of
              ----------------------
the Fiscal Years ending in 1997 through 2001 an incentive compensation award in the amount of the incentive compensation award paid to Officer in the previous Fiscal Year, multiplied by a fraction (the "Performance Ratio") the numerator of which is the earnings per share on a fully diluted basis of Employer during such current Fiscal Year as reported in the audited Financial Statements included in Employer's Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "EPS") and the denominator of which is the EPS for the previous Fiscal Year (adjusted proportionately in the event Employer (A) declares a stock dividend on its common stock, (B) subdivides its outstanding common stock, (C) combines the outstanding shares of its capital stock into a smaller number of common stocks or (D) issues any shares of its capital stock in a reclassification of the common stock (including any such reclassification in connection with a consolidation or merger in which Employer is the continuing or surviving corporation)); provided, however, that the Compensation Committee of the Board (the "Compensation Committee") may reduce the amount of any incentive compensation award in the event there is a substantial distortion in EPS for the Fiscal Year in respect of which the award is being paid resulting from an acquisition, a divestiture, or a change in accounting standards.

          (c) Stock Options.  Employer shall grant to Officer a stock option in
              -------------
respect of 1,000,000 shares of the Employer's common stock on the first business day following the Effective Date, such option to become exercisable as to 333,333, 333,333 and 333,334 shares on each of the first three (3) anniversaries of the date of grant. Employer may also grant to Officer stock options in respect of each of the Fiscal Years ending in 2000 and 2001 for such number of shares of Employer's common stock as the Compensation Committee in its sole discretion determines, taking into account Officer's and Employer's performance in each of such Fiscal Years and the competitive practices then prevailing regarding the granting of stock options. All stock options granted in accordance with this
Section 4(c) shall be granted pursuant to the Countrywide Credit Industries, Inc. 1993 Stock Option Plan, as amended (the "1993 Plan"), or such other stock option plan or plans as may be or come into effect during the term of this Agreement and shall have a per share exercise price equal to the fair market value (as defined in the 1993 Plan or such other plan or plans) of the common stock at the time of grant. The stock options granted pursuant to this Section shall consist of incentive stock options to the extent permitted by law or regulation.

          (d) Additional Benefits.  Officer shall also be entitled to all rights
              -------------------
and benefits for which he is otherwise eligible under any bonus plan, stock purchase plan, participation or extra compensation plan, executive compensation plan, pension plan, profit-sharing plan, life and medical insurance policy, or other plans or benefits, which Employer or its subsidiaries may provide for him, or provided he is eligible to participate therein, for senior officers generally or for employees generally, during the term of this Agreement (collectively, "Additional Benefits"). This Agreement shall not affect the provision of any other compensation, retirement or other benefit program or plan of Employer.

          (e) Continuation of Benefits.  If Officer's employment is terminated
              ------------------------
hereunder, pursuant to Section 5(a), 5(b) or 5(d) hereof, Employer shall continue for the period specified in Section 5(a) or 5(b) hereof or three years in the case of a termination pursuant to Section 5(d) hereof, as the case may be, to provide benefits substantially equivalent to Additional Benefits (other than qualified pension or profit sharing plan benefits and option, equity or stock appreciation or other incentive plan benefits as distinguished from health, disability and welfare type benefits) on behalf of Officer and his dependents and beneficiaries which were being provided to them immediately prior to Officer's Termination Date, but only to the extent that Officer is not entitled to comparable benefits from other employment.

          (f) Deferral of Amounts Payable Hereunder.  In the event Officer
              -------------------------------------
should desire to defer receipt of any cash payments to which he would otherwise be entitled hereunder, he may present such a written request to the Compensation Committee which, in its sole discretion, may enter into a separate deferred compensation agreement with Officer.

          (g) Notwithstanding anything to the contrary contained in this Agreement, in no event shall the Performance Ratio be less than zero. Employer shall pay the incentive compensation award described in Section 4(b) hereof for each Fiscal Year as early after the end of such Fiscal Year as practicable but in no event more than 90 days after the end of such Fiscal Year; provided, however, that the incentive compensation award described in Section 4(b) hereof may be paid, in whole or in part, prior to the end of the Fiscal Year to which such incentive compensation award relates, on such terms and conditions and at such times as may otherwise be mutually agreed upon by Employer and Officer. If the Compensation Committee shall determine to grant to Officer the stock options described in Section 4(c) hereof in respect of either of the Fiscal Years ending in 2000 or 2001, such options shall be granted at the same time as Employer grants stock options to its other senior executives in respect of such Fiscal Year (but in no event later than June 30 following the end of such Fiscal Year).

     5.  Termination.  The compensation and benefits provided for herein and the
         -----------
employment of Officer by Employer shall be terminated only as provided for below in this Section 5:

          (a) Disability.  In the event that Officer shall fail, because of
              ----------
illness, injury or similar incapacity ("Disability"), to render for four (4) consecutive calendar months, or for shorter periods aggregating eighty (80) or more business days in any twelve (12) month period, services contemplated by this Agreement, Officer's full-time employment hereunder may be terminated, by written Notice of Termination from Employer to Officer; and thereafter, Employer shall continue, from the Termination Date until Officer's death or the fifth anniversary of such notice, whichever first occurs (the "Disability Payment Period"), (i) to pay compensation to Officer, in the same manner as in effect immediately prior to the Termination Date, in an amount equal to (1) fifty percent (50%) of the then existing base salary payable immediately prior to the termination, minus (2) the amount of any cash payments to him under the terms of Employer's disability insurance or other disability benefit plans or Employer's tax-qualified Defined Benefit Pension Plan, and any compensation he may receive pursuant to any other employment, and (ii) to provide during the Disability Payment Period the benefits specified in Section 4(e) hereof.

          The determination of Disability shall be made only after 30 days notice to Officer and only if Officer has not returned to performance of his duties during such 30-day period. In order to determine Disability, both Employer and Officer shall have the right to provide medical evidence to support their respective positions, with the ultimate decision regarding Disability to be made by a majority of Employer's disinterested directors.

          (b) Death.  In the event that Officer shall die during the term of
              -----
this Agreement, Employer shall pay Officer's base salary for a period of twelve

(12) months following the date of Officer's death and in the manner otherwise payable hereunder, to such person or persons as Officer shall have directed in writing or, in the absence of a designation, to his estate (the "Beneficiary"). Employer shall also provide during the twelve-month period following the date of the Officer's death the benefits specified in Section 4(e) hereof. If Officer's death occurs while he is receiving payments for Disability under Section 5(a)(i) above, such payments shall cease and the Beneficiary shall be entitled to the payments and benefits under this Subsection (b), which shall continue for a period of twelve months thereafter at the full rate of compensation in effect immediately prior to the Disability. This Agreement in all other respects will terminate upon the death of Officer; provided, however, that the termination of the Agreement shall not affect Officer's entitlement to all other benefits in which he has become vested or which are otherwise payable in respect of periods ending prior to its termination.

          (c) Cause.  Employer may terminate Officer's employment under this
              -----
Agreement for "Cause." A termination for Cause is a termination by reason of (i) a material breach of this Agreement by Officer (other than as a result of incapacity due to physical or mental illness) which is committed in bad faith or without reasonable belief that such breach is in the best interests of Employer and which is not remedied within a reasonable period of time after receipt of written notice from Employer specifying such breach, or (ii) Officer's conviction by a court of competent jurisdiction of a felony, or (iii) entry of an order duly issued by any federal or state regulatory agency having jurisdiction in the matter removing Officer from office of Employer or its subsidiaries or permanently prohibiting him from participating in the conduct of the affairs of Employer or any of its subsidiaries. If Officer shall be convicted of a felony or shall be removed from office and/or temporarily prohibited from participating in the conduct of Employer's or any of its subsidiaries' affairs by any federal or state regulatory authority having jurisdiction in the matter, Employer's obligations under Sections 4(a), 4(b) and 4(c) hereof shall be automatically suspended; provided, however, that if the charges resulting in such removal or prohibition are finally dismissed or if a final judgment on the merits of such charges is issued in favor of Officer, or if the conviction is overturned on appeal, then Officer shall be reinstated in full with back pay for the removal period plus accrued interest at the rate then payable on judgments. During the period that Employer's obligations under Sections 4(a), 4(b) and 4(c) hereof are suspended, Officer shall continue to be entitled to receive Additional Benefits under Section 4(d) until the conviction of the felony or removal from office has become final and non-appealable. When the conviction of the felony or removal from office has become final and non-appealable, all of Employer's obligations hereunder shall terminate; provided, however, that the termination of Officer's employment pursuant to this Section 5(c) shall not affect

Officer's entitlement to all benefits in which he has become vested or which are otherwise payable in respect of periods ending prior to his termination of employment.

          (d) Good Reason.  Officer may terminate his employment for Good
              -----------
Reason. For purposes of this Agreement, "Good Reason" shall be deemed to occur if Employer notifies Officer of a termination of his employment other than for Cause or if Employer breaches this Agreement in any material respect or if the Board (i) elects a person other than Officer as Employer's President or Chairman of the Board without Officer's consent, (ii) reorganizes management so as to require him to report to a person or persons other than the Board, or (iii) takes any other action which, in Officer's sole judgment, results in the diminution in Officer's status, title, position and responsibilities other than an insubstantial action not taken in bad faith and which is remedied by Employer promptly after receipt of notice by Officer. Notwithstanding the foregoing, Officer may terminate his employment for any or no reason within one year following a "Change in Control" (as defined in Appendix A to this Agreement) and such termination shall be considered a termination for Good Reason hereunder.
If Officer's employment shall be terminated by Employer other than for Cause or by Officer for Good Reason, then Employer shall pay Officer in a single payment, as severance pay and in lieu of any further salary and incentive compensation for periods subsequent to the Termination Date, an amount in cash equal to three times the sum of (A) Officer's annual base salary at the Termination Date and
(B) the aggregate bonus and/or incentive compensation paid or payable to Officer in respect of the Fiscal Year preceding the fiscal year in which Officer's Termination Date occurs.

          Notwithstanding anything in this Agreement to the contrary, in the event it shall be determined that any payment or distribution by Employer or any other person or entity to or for the benefit of Officer (within the meaning of Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended (the "Code")), whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise in connection with, or arising out of, his employment with Employer or a change in ownership or effective control of Employer or a substantial portion of its assets (a "Payment"), would be subject to the excise tax imposed by Section 4999 of the Code (the "Excise Tax"), the Payments shall be reduced (but not below zero) if and to the extent that such reduction would result in Officer retaining a larger amount, on an after-tax basis (taking into account federal, state and local income taxes and the imposition of the Excise Tax), than if Officer received all of the Payments. If the application of the preceding sentence should require a reduction in Payments or other "parachute payments" (within the meaning of Section 280G of the Code), unless Officer shall have designated otherwise, such reduction shall be implemented, first, by reducing any non-cash benefits to the extent necessary and, second, by reducing any cash benefits to the extent necessary. In each case, the reductions shall be made starting with the payment or benefit to be made on the latest date following the Termination Date and reducing payments or benefits in reverse chronological order therefrom. All determinations concerning the application of this paragraph shall be made by a nationally recognized firm of independent accountants, selected by Officer and satisfactory to Employer, whose determination shall be conclusive and binding on all parties. The fees and expenses of such accountants shall be borne by Employer.

          (e) Resignation.  Except as provided in Section 5(d) hereof, if during
              -----------
the term of this Agreement, Officer shall resign voluntarily, all of his rights to payment or benefits hereunder shall immediately terminate; provided, however, that the termination of Officer's employment pursuant to this Section 5(e) shall not affect Officer's entitlement to all benefits in which he has become vested or which are otherwise payable in respect of periods ending prior to his termination of employment.

          (f) Notice of Termination.  Any purported termination by Employer or
              ---------------------
by Officer shall be communicated by a written Notice of Termination to the other party hereto which indicates the specific termination provision in this Agreement, if any, relied upon and which sets forth in reasonable detail the facts and circumstances, if any, claimed to provide a basis for termination of Officer's employment under the provision so indicated. For purposes of this Agreement, no such purported termination shall be effective without such Notice of Termination. The "Termination Date" shall mean the date specified in the Notice of Termination, which shall be no less than 30 or more than 60 days from the date of the Notice of Termination. Notwithstanding any other provision of this Agreement, in the event of any termination of Officer's employment hereunder for any reason, Employer shall pay Officer his full base salary through the Termination Date, plus any Additional Benefits which have been earned or become payable, but which have not yet been paid as of such Termination Date plus (unless Officer has resigned voluntarily pursuant to Section 5(e) or been terminated for Cause in accordance with Section 5(c) hereof) the Pro Rata Bonus (as defined below). The "Pro Rata Bonus" shall mean the amount equal to the product of (x) the bonus or incentive award referred to in Section 4(b) hereof paid or payable to Officer for the last full Fiscal Year of Employer prior to Officer's Termination Date and (y) the fraction obtained by dividing (A) the number of days elapsed since the end of such Fiscal Year through the Termination Date and (B) 365.

          (g) Payments.  All payments required under this Agreement (other than
              --------
the Additional Benefits payable pursuant to Section 4(e) hereof) as a result of the termination of Officer's employment hereunder shall be made within 15 days of the Termination Date or, if any portion is not then reasonably determinable, within five (5) days after such portion is so determinable. In the event of a dispute concerning the validity of a purported termination which is maintained in good faith, the Termination Date shall mean the date the dispute is finally resolved and Employer will continue to provide Officer with the compensation and benefits provided for under this Agreement, until the dispute is finally resolved without any obligation by Officer to repay any of such amounts to Employer, notwithstanding the final outcome of the dispute. Payments required to be made by this Section 5(g) are in addition to all other amounts due under
Section 5 of this Agreement and shall not be offset against or reduce any other amounts due under Section 5 of this Agreement. Officer shall be required to render services to Employer during the period following his Termination Date but before the dispute concerning the termination is finally determined unless Employer fails to provide Officer with a reasonable opportunity to perform his duties under this Agreement during such period.

     6.  Reimbursement of Business Expenses.  During the term of this Agreement,
         ----------------------------------
Employer shall reimburse Officer promptly for all expenditures (including travel, entertainment, parking, business meetings, and the monthly costs (including dues) of maintaining memberships at appropriate clubs) to the extent that such expenditures meet the requirements of the Code for deductibility by Employer for federal income tax purposes or are otherwise in compliance with the rules and policies of Employer and are substantiated by Officer as required by the Internal Revenue Service and rules and policies of Employer.

     7.  Indemnity.  To the extent permitted by applicable law, the Certificate
         ---------
of Incorporation and the By-Laws of Employer (as from time to time in effect) and any indemnity agreements entered into from time to time between Employer and Officer, Employer shall indemnify Officer and hold him harmless for any acts or decisions made by him in good faith while performing services for Employer, and shall use reasonable efforts to obtain coverage for him under liability insurance policies now in force or hereafter obtained during the term of this Agreement covering the other officers or directors of Employer.

     8.  Miscellaneous.
         -------------

          (a) Succession.  This Agreement shall inure to the benefit of and
              ----------
shall be binding upon Employer, its successors and assigns, but without the prior written consent of Officer, this Agreement may not be assigned other than in connection with a merger or sale of substantially all the assets of the Employer or similar transaction. Employer shall not agree to any such transaction unless the successor to or assignee of the Company's business and/or assets in such transaction expressly assumes all obligations of the Employer hereunder. The obligations and duties of Officer hereby shall be personal and not assignable.

          (b) Notices.  Any notices provided for in this Agreement shall be sent
              -------
to Employer at 155 North Lake Avenue, Pasadena, California 91101, Attention:
Corporate Counsel/Secretary, with a copy to the Chairman of the Compensation Committee at the same address, or to such other address as Employer may from time to time in writing designate, and to Officer at such address as he may from time to time in writing designate (or his business address of record in the absence of such designation). All notices shall be deemed to have been given two (2) business days after they have been deposited as certified mail, return receipt requested, postage paid and properly addressed to the designated address of the party to receive the notices.

          (c) Effective Date.  This Agreement shall become effective on the date
              --------------
of the annual meeting of Employer's stockholders in 1996 (the "Effective Date") provided Employer's stockholders vote to approve the provisions of Section 4(b) hereof and the amendments to the 1993 Plan as submitted to the stockholders for approval. If either of such matters is not approved by Employer's stockholders, this Agreement shall be null and void and the First Restated Agreement shall continue in full force and effect.

          (d) Entire Agreement.  This instrument contains the entire agreement
              ----------------
of the parties relating to the subject matter hereof, and it replaces and supersedes any prior agreements between the parties relating to said subject matter, including, but not limited to, the First Restated Agreement; provided, however, that until this Agreement shall become effective, the First Restated Agreement shall continue in full force and effect. No modifications or amendments of this Agreement (including, but not limited to the provisions of Section 4 hereof) shall be valid unless made in writing and signed by the parties hereto.

          (e) Waiver.  The waiver of the breach of any term or of any condition
              ------
of this Agreement shall not be deemed to constitute the waiver of any other breach of the same or any other term or condition.

          (f) California Law.  This Agreement shall be construed and interpreted
              --------------
in accordance with the laws of California.

          (g) Attorneys' Fees in Action on Contract.  If any litigation shall
              -------------------------------------
occur between the Officer and Employer, which litigation arises out of or as a result of this Agreement or the acts of the parties hereto pursuant to this Agreement, or which seeks an interpretation of this Agreement, the prevailing party in such litigation, in addition to any other judgment or award, shall be entitled to receive such sums as the court hearing the matter shall find to be reasonable as and for the attorneys' fees of the prevailing party.

          (h) Confidentiality.  Officer agrees that he will not divulge or
              ---------------
otherwise disclose, directly or indirectly, any trade secret or other confidential information concerning the business or policies of Employer or any of its subsidiaries which he may have learned as a result of his employment during the term of this Agreement or prior thereto as an employee, officer or director of or consultant to Employer or any of its subsidiaries, except to the extent such use or disclosure is (i) necessary or appropriate to the performance of this Agreement and in furtherance of Employer's best interests, (ii) required by applicable law, (iii) lawfully obtainable from other sources, or (iv) authorized by Employer. The provisions of this subsection shall survive the expiration, suspension or termination, for any reason, of this Agreement.

          (i) Remedies of Employer.  Officer acknowledges that the services he
              --------------------
is obligated to render under the provisions of this Agreement are of a special, unique, unusual, extraordinary and intellectual character, which gives this Agreement peculiar value to Employer. The loss of these services cannot be reasonably or adequately compensated in damages in an action at law and it would be difficult (if not impossible) to replace these services. By reason thereof, Officer agrees and consents that if he violates any of the material provisions of this Agreement, Employer, in addition to any other rights and remedies available under this Agreement or under applicable law, shall be entitled during the remainder of the term to seek injunctive relief, from a tribunal of competent jurisdiction, restraining Officer from committing or continuing any violation of this Agreement, or from the performance of services to any other business entity, or both.

          (j) Severability.  If any provision of this Agreement is held invalid
              ------------
or unenforceable, the remainder of this Agreement shall nevertheless remain in full force and effect, and if any provision is held invalid or unenforceable with respect to particular circumstances, it shall nevertheless remain in full force and effect in all other circumstances.

          (k) No Obligation to Mitigate.  Officer shall not be required to
              -------------------------
mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise and, except as provided in Section 5(a)(i)(2) hereof, no payment hereunder shall be offset or reduced by the amount of any compensation or benefits provided to Officer in any subsequent employment.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                             COUNTRYWIDE CREDIT INDUSTRIES, INC.
ATTEST:

__________________________   By: _________________________________
Secretary
                             Title: ______________________________

                             OFFICER:



                                __________________________________
                                Angelo R. Mozilo, in his
                                individual capacity

                                   APPENDIX A
                    TO ANGELO R. MOZILO EMPLOYMENT AGREEMENT

          A "Change in Control" shall mean the occurrence during the term of the Agreement, of any one of the following events:

          (a) An acquisition (other than directly from Employer) of any common stock or other "Voting Securities" (as hereinafter defined) of Employer by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty five percent (25%) or more of the then outstanding shares of Employer's common stock or the combined voting power of Employer's then outstanding Voting Securities; provided, however, in determining whether a
                                  --------  -------
               Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. For purposes of this Agreement, (1) "Voting Securities" shall mean Employer's outstanding voting securities entitled to vote generally in the election of directors and (2) a "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by
               (A) Employer or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by Employer (for purposes of this definition, a "Subsidiary"), (ii) Employer or any of its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

          (b) The individuals who, as of the date of the Agreement are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for
               --------  -------
               election by Employer's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided
                                                                 --------
               further,
               -------
               however, that no individual shall be considered a member
               -------
               of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

          (c)  The consummation of:

               (i) A merger, consolidation or reorganization involving Employer, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of Employer where:

                    (A) the stockholders of Employer, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least seventy percent (70%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger, consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

                    (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or in the event that, immediately following the consummation of such transaction, a corporation beneficially owns, directly or indirectly, a majority of the Voting

                         Securities of the Surviving Corporation, the board of directors of such corporation; and

                    (C)  no Person other than (i) Employer, (ii) any Subsidiary,
                         (iii) any employee benefit plan (or any trust forming a part thereof) maintained by Employer, the Surviving Corporation, or any Subsidiary, or (iv) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty five percent (25%) or more of the then outstanding Voting Securities or common stock of Employer, has Beneficial Ownership of twenty five percent (25%) or more of the combined voting power of the Surviving Corporation's then outstanding Voting Securities or its common stock;

               (ii) A complete liquidation or dissolution of Employer; or

              (iii) The sale or other disposition of all or substantially all of the assets of Employer to any Person (other than a transfer to a Subsidiary).

         Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of common stock or Voting Securities by Employer which, by reducing the number of shares of common stock or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of common stock or Voting Securities by Employer, and after such share acquisition by Employer, the Subject Person becomes the Beneficial Owner of any additional common stock or Voting Securities which increases the percentage of the then outstanding common stock or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

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 [_]
UNMARKED PROXIES SHALL BE VOTED IN FAVOR OF EACH OF THE LISTED MATTERS UNLESS SPECIFIED TO THE CONTRARY.

1. To elect to the Board of Directors for a term expiring at the 1999 Annual Meeting.

    FOR all nominees   WITHHOLD AUTHORITY to vote       *EXCEPTIONS
    listed below       for all nominees listed below.
    [_]                [_]                              [_]

Nominees: David S. Loeb and Angelo R. Mozilo
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions_____________________________________________________________________

2. To approve the annual cash bonus provisions of the employment agreements of David S. Loeb and Angelo R. Mozilo.

    FOR [_]        AGAINST [_]        ABSTAIN [_]

3.  To approve the Company's Annual Incentive Plan.

    FOR [_]        AGAINST [_]        ABSTAIN [_]

4.  To approve the Company's Amended and Restated 1993 Stock Option Plan.

    FOR [_]        AGAINST [_]        ABSTAIN [_]

5. To approve the selection of Grant Thornton LLP as the Independent Accountants to audit the Company's financial statements for the fiscal year ending February 28, 1997.

    FOR [_]        AGAINST [_]        ABSTAIN [_]

I PLAN TO ATTEND THE MEETING [_]                      Change of Address and [_]
                                                      or Comments Mark Here

                                       NOTE: Please date and sign exactly as the name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full corporate name by a duly authorized officer. Executors, trustees, etc. should give full title as such.

                                       Dated: __________________________________

                                       _________________________________________
                                                       Signature

                                       _________________________________________
                                                       Signature

                                                   VOTES MUST BE INDICATED   [_]
                                                   (X) IN BLACK OR BLUE INK.

PLEASE RETURN PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE U.S.A.

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- --------------------------------------------------------------------------------

                      COUNTRYWIDE CREDIT INDUSTRIES, INC.

                                   P R O X Y

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                 ANNUAL MEETING OF STOCKHOLDERS, JULY 10, 1996

     The undersigned hereby appoints David S. Loeb and Angelo R. Mozilo, or either of them, with full power of substitution, the attorney and proxy of the undersigned, to appear and to vote all of the shares of stock of Countrywide Credit Industries, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Pasadena Hilton, 150 South Los Robles, Pasadena, California on July 10, 1996 at 10:00 A.M. and any adjournment thereof.

     Receipt of copies of the Annual Report to Shareholders, the Notice of the Annual Meeting of Stockholders and the Proxy Statement dated May 31, 1996 is hereby acknowledged.

                                    (Continued and to be signed on reverse side)


                              COUNTRYWIDE CREDIT INDUSTRIES, INC.
                              P.O. BOX 11148
                              NEW YORK, N.Y. 10203-0148

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